EXHIBIT (C)(20)

Project Intrepid

Discussion Materials

May 2, 2013

1. Strategic Rationale

2. Exchange Ratio Update

3. Pro Forma Analysis

Appendix

I. Pro Forma Analysis – NRGY Standalone Scenarios II. Transaction Structure Diagram III. Pro Forma Capital Structure

2

Strategic Rationale

Strategic Rationale of Crestwood Transaction

Provides a clear business and management platform to enter the more rapidly growing gathering and processing business Increases scale and asset diversification with midstream assets in most U.S. shale plays Complementary union of gathering and processing assets with storage, pipeline, and NGL assets Improved access to capital and ability to participate in larger projects due to scale and scope Fee-based income and contracted cash flows help mitigate commodity price exposure at Crestwood Enhances depth of management Ongoing growth support from three active avenues:

Organic projects Acquisitions Drop-downs from GP

Access to capital and transactions through relationship with First Reserve

Opportunity to become a pure-play GP with anticipated drop-down of remaining operating assets at NRGY to pro forma partnership Future potential to warehouse additional development assets before contributing to pro forma partnership Strong private equity partner in First Reserve that is capable of supporting the continued growth of the business Publicly-held units provide access to capital and currency for future acquisitions Enhanced, experienced management teams

3

1. Strategic Rationale

2. Exchange Ratio Update

3. Pro Forma Analysis

Appendix

I. Pro Forma Analysis – NRGY Standalone Scenarios II. Transaction Structure Diagram III. Pro Forma Capital Structure

4

Exchange Ratio Update

Exchange Ratio Analysis

NRGM Units Issued Per CMLP Unit at Market

Historical Exchange Ratio – Year-to-Date

Exchange Ratio

Unit Performance – YTD 1.200

$30 $27 $24 $21 $18

$15

1/2 2/2 3/2 4/2 NRGY NRGM CMLP

1.150

$25.46

$23.53

$22.01

1.100

Historical Averages

Exchange Premium to Ratio Current

Current 0.924 0.0%

20-day Avg. 1.029 11.3%

1	Month Avg. 1.021 10.4% YTD Avg. 1.046 13.2%

1.050

1.000

0.950

0.900

18-Mar-13: CMLP announces public offering of 5.25 million common units at $23.90 per unit(1)

25-Apr-13: NRGM announces increase in quarterly cash distribution to $0.395 from $0.390

18-Apr-13: CMLP announces that it is maintaining its quarterly cash distribution at $0.51

0.924

2-Jan 19-Jan 5-Feb 22-Feb 11-Mar 28-Mar 14-Apr 1-May

Note:

Market data as of 5/1/2013

(1) Includes 675,000 additional CMLP common units acquired by the underwriters pursuant to their 30-day option granted under the terms of the original public offering of 4.5 million common units 5 Source: Capital IQ

1. Strategic Rationale

2. Exchange Ratio Update

3. Pro Forma Analysis

Appendix

I. Pro Forma Analysis – NRGY Standalone Scenarios II. Transaction Structure Diagram III. Pro Forma Capital Structure

6

Pro Forma Analysis

Crestwood Midstream Partners LP

Operations Overview

Crestwood has no direct commodity price risk as its contracts are fee-for-service Its commodity exposure exists purely from potential volume reductions resulting from reduced drilling and / or production in weak commodity price (primarily natural gas) environments

Nat. Gas Forward Price Curve(4)

$ per MMBtu

$6.50

$6.00

$5.50

$5.00

$4.50

$4.00

$3.50

$3.00

2013E 2014E 2015E 2016E Current Fwd Analyst Median Analyst High Analyst Low

Crestwood Asset Overview(3)

Notes:

(1)	Key operating statistics as of 4/1/2013

(2) Per CMLP Base Case 5-Year Forecast Model (excluding wedge capital) from Crestwood management; Operating Margin defined as revenues less purchases and operating costs (excludes G&A costs); based on CMLP fiscal year ended December 31 (3) Per Crestwood management presentation (4/11/2013) (4) NYMEX Henry Hub prices per Bloomberg; market prices as of 4/19/2013; analyst targets represent Bloomberg coverage universe Source: Company filings, Company presentations, FactSet, Capital IQ, Bloomberg

Key Operating Statistics(1)(2)

Operating Metric Statistic

Miles of Pipeline 849 Processing Plants 6 Compression HP (000’s) 259 Gathering Volume (MMcf/d) 1,000 Processing Volume (MMcf/d) 224

2014E Oper. Margin Basin $ % of Total

($ in millions)

Barnett Rich Gas $75.0 30.7% Barnett Dry Gas 42.0 17.2% Total Barnett $117.1 47.9% Total Marcellus 90.2 37.0% Fayetteville 26.1 10.7% Granite Wash 7.4 3.0% Haynesville 3.4 1.4% Avalon 0.1 0.0%

Total Operating Margin $244.2 100.0%

7

Pro Forma Analysis

Scenario Overview

Greenhill has prepared a comparative value creation analysis for the Board that evaluates two scenarios for the financial forecasts at CMLP, NRGM, and NRGY

I Base Case

CMLP

– Assumes current strip pricing for future estimates of natural gas and NGL price environment

– Projections per “Base Case” in CMLP 5-Year Forecast Model from CMLP Management

– Projections do not include any unidentified wedge capital

– Marcellus and Fayetteville production projected to grow significantly; Barnett activity grows steadily

NRGY and NRGM

– Projections per “Base Case” NRGY and NRGM operating models provided by Inergy to Crestwood during due diligence

– Projections do not include any unidentified wedge capital

II Challenge Case

CMLP

– Assumes more challenging economics for producers in certain dry gas regions and curtails some production plans assumed in the “Base Case”

– Projections per CMLP Adjusted EBITDA Forecast Model from Inergy Management

– Projections do not include any unidentified wedge capital

– Contraction projected in the dry gas areas of the Barnett; Reduced growth in the dry gas areas of the Fayetteville as compared to the “Base Case”; No growth forecast in the Granite Wash

NRGY and NRGM

– Projections per “Challenge Case” NRGY and NRGM operating models provided by Inergy to Greenhill

– Projections do not include any unidentified wedge capital

– Key assumption differences from “Base Case”:

> Marc I does not re-contract the remaining 100 MMcf/d of available capacity (NRGM)

> Commonwealth Pipeline and Seneca Lake Gas Storage growth projects are removed (NRGM)

> Tres Palacios EBITDA remains flat at approximately $26mm during the projection period (NRGY) 8

I

Pro Forma Analysis

Crestwood Base Case

Summary Financial Projections

CMLP's Base Case financial projections remain the same as those that were presented to the Board on April 24th and May 1st

($ in millions except per unit amounts)

	Calendarized to FYE September 30,				3-Year
Revenue, less purchases	2014E	2015E	2016E	2017E	CAGR
Barnett Rich	$92.6	$100.0	$106.7	$113.4	*7.0%*
Granite Wash	8.9	13.5	15.9	17.9	*26.2%*
Avalon Shale	0.3	0.3	0.2	0.2	*(14.8%)*
Marcellus Shale	90.5	124.9	137.2	149.3	*18.2%*
Total Rich Revenue	$192.3	$238.7	$260.0	$280.8	*13.4%*
% of Total Revenue	*67.9%*	*68.0%*	*66.4%*	*65.3%*	
Barnett Dry	$51.0	$58.1	$61.6	$65.0	*8.4%*
Fayetteville Shale	35.3	46.6	62.0	75.2	*28.6%*
Haynesville	4.8	7.6	8.2	8.8	*22.7%*
Total Dry Revenue	$91.1	$112.4	$131.7	$149.0	*17.8%*
% of Total Revenue	*32.1%*	*32.0%*	*33.6%*	*34.7%*	
Total Revenue	**$283.4**	**$351.1**	**$391.7**	**$429.8**	***14.9%***
(-) Operating Expenses	($53.3)	($58.4)	($61.7)	($64.6)	
(-) G&A	(29.1)	(30.3)	(31.5)	(32.8)	
(+) EBITDA from Wedge Capital	0.0	0.0	0.0	0.0	
(+) Other Adjustments	0.1	0.0	0.0	0.0	
Adjusted EBITDA	**$201.1**	**$262.4**	**$298.5**	**$332.4**	***18.2%***
(-) Cash Interest Expense	($48.9)	($62.2)	($67.2)	($72.7)	
(-) Maintenance Capex	(7.9)	(7.6)	(8.6)	(11.1)	
(+) Non-cash Compensation(1)	4.3	4.7	4.9	5.1	
Distributable Cash Flow	**$148.5**	**$197.3**	**$227.6**	**$253.7**	***19.5%***
Cash Distributions to LP Unitholders	$125.2	$144.0	$158.4	$170.8	
Cash Distributions to GP for IDRs	28.1	44.0	58.4	70.8	
Cash Distributions Paid	**$153.3**	**$187.9**	**$216.7**	**$241.6**	
Average Units Outstanding (mm)	60.540	60.578	60.578	60.578	
Distribution Declared Per Unit	$2.13(2)	$2.38	$2.61	$2.82	***9.9%***
Distribution Coverage Ratio	*0.97x*	*1.05x*	*1.05x*	*1.05x*	
Growth Capex	$98.0	$76.3	$71.7	$65.4	
Net Debt	$924.1	$992.3	$1,053.2	$1,105.5	
Net Debt / Adjusted EBITDA	4.6x	3.8x	3.5x	3.3x	

Notes:
(1) Adjustment for non-cash cash compensation not included in pro forma analysis of combined company
(2) Unadjusted declared distribution per 5-Year CMLP Forecast Model from CMLP Management; Distribution total reflects the impact of PIK units not receiving a cash distribution in Q1 2014 (9/30 FYE)

Source: CMLP 5-Year Forecast Model from CMLP Management; calendarized to 9/30 FYE

Greenhill

9

I

Pro Forma Analysis

Crestwood Base Case (cont'd)

Summary Operating Statistics

	Calendarized to FYE September 30,				3-Year CAGR
Gathering Volumes (MMcfd)	2014E	2015E	2016E	2017E	
Barnett Rich	212.1	210.7	212.3	215.1	*0.5%*
Granite Wash	41.7	56.9	64.4	70.6	*19.2%*
Avalon Shale	5.5	4.4	3.8	3.3	*(16.1%)*
Marcellus Shale	530.8	680.7	728.4	772.6	*13.3%*
Total Rich Gathering Volumes	790.1	952.6	1,008.9	1,061.7	*10.3%*
% of Total Gathering	*67.1%*	*67.1%*	*66.1%*	*65.5%*	
Barnett Dry	248.0	274.4	277.3	281.8	*4.4%*
Fayetteville Shale	111.6	152.0	194.4	228.2	*26.9%*
Haynesville Shale	28.7	41.0	45.1	48.2	*18.8%*
Total Dry Gathering Volumes	388.3	467.5	516.8	558.2	*12.9%*
% of Total Gathering	*32.9%*	*32.9%*	*33.9%*	*34.5%*	
Total Gathering Volumes	**1,178.4**	**1,420.1**	**1,525.7**	**1,619.9**	***11.2%***
Processing Volumes (MMcfd)					
Barnett	203.0	201.7	203.3	206.0	
Granite Wash	41.3	56.3	63.7	69.9	
Total Processing Volumes	**244.3**	**258.0**	**267.0**	**276.0**	***4.1%***
Compression Volumes (MMcfd)					
Total Compression Volumes(1)	**484.6**	**691.4**	**739.7**	**784.1**	***17.4%***
Well Connections (Connections Per Year)					
Barnett Rich	65	68	68	68	
Granite Wash	14	16	15	15	
Avalon Shale	0	0	0	0	
Marcellus Shale	84	83	72	73	
Total Rich Well Connections	163	167	155	156	*(1.4%)*
Barnett Dry	30	37	33	32	
Fayetteville Shale	26	54	60	60	
Haynesville Shale	4	5	5	5	
Total Dry Well Connections	60	96	98	97	*17.4%*
Total Well Connections	**223**	**263**	**253**	**253**	***4.3%***

Note:
(1) Compression volumes related to the Marcellus only
Source: 5-Year CMLP forecast model from Crestwood management; calendarized to 9/30 FYE

Greenhill | 10

II

Inergy has developed a set of projections for CMLP that assume a more challenging dry gas operating environment

Pro Forma Analysis

Crestwood Challenge Case

Summary Financial Projections

($ in millions except per unit amounts)

	Calendarized to FYE September 30,				3-Year
Revenue, less purchases	2014E	2015E	2016E	2017E	CAGR
Barnett Rich	$101.5	$117.1	$130.1	$141.6	*11.7%*
Granite Wash	5.8	5.7	5.7	5.8	*0.0%*
Avalon Shale	0.3	0.3	0.2	0.2	*(15.1%)*
Marcellus Shale	92.5	120.7	137.2	149.3	*17.3%*
Total Rich Revenue	$200.2	$243.7	$273.3	$297.0	*14.0%*
% of Total Revenue	*71.1%*	*75.0%*	*76.9%*	*78.1%*	
Barnett Dry	$43.3	$40.2	$38.6	$37.3	*(4.9%)*
Fayetteville Shale	33.0	35.9	38.6	41.1	*7.7%*
Haynesville	5.2	5.1	5.1	5.0	*(1.0%)*
Total Dry Revenue	$81.5	$81.3	$82.2	$83.5	*0.8%*
% of Total Revenue	*28.9%*	*25.0%*	*23.1%*	*21.9%*	
Total Revenue	**$281.7**	**$325.0**	**$355.4**	**$380.4**	***10.5%***
(-) Operating Expenses	($53.2)	($55.6)	($57.3)	($58.9)	
(-) G&A	(29.1)	(30.3)	(31.5)	(32.8)	
(+) EBITDA from Wedge Capital	0.0	0.0	0.0	0.0	
(+) Other Adjustments	0.0	0.0	0.0	0.0	
Adjusted EBITDA	**$199.4**	**$239.1**	**$266.7**	**$288.8**	***13.2%***
(-) Cash Interest Expense	($52.7)	($63.0)	($67.7)	($72.6)	
(-) Maintenance Capex	(7.9)	(7.6)	(8.6)	(11.1)	
(+) Non-cash Compensation(1)	4.3	4.7	4.9	5.1	
Distributable Cash Flow	**$143.1**	**$173.3**	**$195.3**	**$210.3**	***13.7%***
Cash Distributions to LP Unitholders	$123.8	$132.5	$143.0	$150.1	
Cash Distributions to GP for IDRs	23.9	32.5	43.0	50.1	
Cash Distributions Paid	**$147.7**	**$165.1**	**$186.0**	**$200.3**	
Average Units Outstanding (mm)	60.578	60.578	60.578	60.578	
Distribution Declared Per Unit	$2.04	$2.19	$2.36	$2.48	***6.6%***
Distribution Coverage Ratio	*0.97x*	*1.05x*	*1.05x*	*1.05x*	
Growth Capex	$101.1	$62.7	$54.5	$53.3	
Net Debt	$963.9(2)	$1,018.3	$1,063.5	$1,106.8	
Net Debt / Adjusted EBITDA	4.8x	4.3x	4.0x	3.8x	

Notes:
(1) Adjustment for non-cash cash compensation not included in pro forma analysis of combined company
(2) Includes $40 million earn-out payment to Antero related to performance in the Marcellus; Assumed financed with CMLP revolver borrowings

Source: CMLP Adjusted EBITDA Forecast Model from Inergy Management; calendarized to 9/30 FYE

Greenhill

11

II

Pro Forma Analysis

Crestwood Challenge Case (cont'd)

Summary Operating Statistics

	Calendarized to FYE September 30,				3-Year CAGR
Gathering Volumes (MMcfd)	2014E	2015E	2016E	2017E	
Barnett Rich	232.6	248.0	259.2	268.9	*5.0%*
Granite Wash	29.6	29.6	29.4	29.5	*(0.1%)*
Avalon Shale	5.6	4.5	3.8	3.3	*(16.4%)*
Marcellus Shale	543.6	662.1	728.4	772.6	*12.4%*
Total Rich Gathering Volumes	811.4	944.1	1,020.8	1,074.2	*9.8%*
% of Total Gathering	*70.0%*	*73.9%*	*76.0%*	*77.4%*	
Barnett Dry	209.9	190.6	175.6	164.6	*(7.8%)*
Fayetteville Shale	103.9	108.6	112.1	115.6	*3.6%*
Haynesville Shale	33.9	34.0	33.8	33.6	*(0.3%)*
Total Dry Gathering Volumes	347.8	333.2	321.5	313.8	*(3.4%)*
% of Total Gathering	*30.0%*	*26.1%*	*24.0%*	*22.6%*	
Total Gathering Volumes	**1,159.2**	**1,277.3**	**1,342.3**	**1,388.1**	***6.2%***
Processing Volumes (MMcfd)					
Barnett	230.2	245.5	257.1	266.3	
Granite Wash	29.6	29.6	29.4	29.5	
Total Processing Volumes	**259.9**	**275.1**	**286.5**	**295.8**	***4.4%***
Compression Volumes (MMcfd)					
Total Compression Volumes (1)	**486.2**	**691.9**	**800.8**	**878.4**	***21.8%***
Well Connections (Connections Per Year)					
Barnett Rich	105	107	100	102	
Granite Wash	7	6	6	6	
Avalon Shale	0	0	0	0	
Marcellus Shale	93	77	72	73	
Total Rich Well Connections	205	190	177	180	*(4.2%)*
Barnett Dry	0	0	0	0	
Fayetteville Shale	24	22	21	21	
Haynesville Shale	4	3	2	2	
Total Dry Well Connections	28	25	23	23	*(5.5%)*
Total Well Connections	**232**	**215**	**200**	**203**	***(4.4%)***

Note:
(1) Compression volumes related to the Marcellus only
Source: CMLP Adjusted EBITDA Forecast Model from Inergy Management; calendarized to 9/30 FYE

Greenhill

12

The methodology of the value creation modeling is similar to the previous analysis that has been shared with the Board

Pro Forma Analysis

Model General Assumption Overview

Transaction Terms

As per latest drafts of transaction agreements

Crestwood Holdings assumed to exercise “top-up” option to 29.0% NRGY ownership interest in all cases

Financial Projections

As discussed previously on p. 8

Transaction Date

Model assumes a transaction date of September 30, 2013

All unit and debt balances per respective models as of the transaction date

Coverage

NRGY (Both Cases): Status quo coverage based on NRGY operating model, pro forma coverage of 1.05x NRGM (Both Cases): Status quo and pro forma coverage of 1.05x CMLP:

– Base Case: Status quo based on CMLP 5-year plan (no wedge capital)

– Challenge Case: Status quo based on Greenhill estimates to maintain current distribution or coverage of 1.05x

Synergies

GP Transaction—None

MLP Transaction—$15mm run rate in 1/3rd increments annually from transaction date—achieved

Financing Assumptions

NRGY (Both Cases): Status quo and pro forma cash shortfalls financed with revolver per NRGY operating model NRGM (Both Cases): Status quo per NRGM operating model, pro forma cash shortfalls financed with 50% debt and 50% equity

Dropdown of NRGY Operating Assets

NRGY operating assets remain at NRGY 13

Pro Forma Analysis

Summary of Unitholder Value Creation

Present Value to Inergy Unitholders

		NRGY Unitholder				NRGM Unitholder			
		NRGY Current Unit Price[(1)]	$21.54			NRGM Current Unit Price[(1)]	$23.99		
		Present Value Calculations[(2)]				Present Value Calculations[(2)]			
		Scenario[(3)(4)]	Unit Value	Premium to PV[(5)]	Premium to Current	Scenario[(3)(4)]	Unit Value	Premium to PV[(5)]	Premium to Current
Inergy & Crestwood Base Case Projections (I)	Standalone	Status Quo	$26.41	*0.0%*	*22.6%*	Status Quo	$25.39	*0.0%*	*5.8%*
		Spin to 15% Only	$25.70	*(2.7%)*	*19.3%*	Spin to 15% Only	$25.39	*0.0%*	*5.8%*
	GP Transaction Only[(6)]	(I) Base Case	$28.10	*6.4%*	*30.4%*	(I) Base Case	$25.39	*0.0%*	*5.8%*
	GP Transaction & MLP Merger[(7)]	(I) Base Case	$29.72	*12.5%*	*38.0%*	(I) Base Case	$28.04	*10.4%*	*16.9%*
Inergy & Crestwood Challenge Case Projections (II)	Standalone	Status Quo	$21.43	*0.0%*	*(0.5%)*	Status Quo	$23.70	*0.0%*	*(1.2%)*
		Spin to 15% Only	$20.69	*(3.4%)*	*(3.9%)*	Spin to 15% Only	$23.70	*0.0%*	*(1.2%)*
	GP Transaction Only[(6)]	(II) Challenge Case	$22.62	*5.5%*	*5.0%*	(II) Challenge Case	$23.70	*0.0%*	*(1.2%)*
	GP Transaction & MLP Merger[(7)]	(II) Challenge Case	$24.12	*12.6%*	*12.0%*	(II) Challenge Case	$25.80	*8.9%*	*7.5%*

Notes:
(1) Based on 20-day VWAP as of 5/1/2013
(2) Based on present value of projected distributions from 2014 to 2017; Assumes valuation date of September 30, 2013
(3) Simplified language; "Spin" refers to distribution of some portion of NRGM units held at NRGY to NRGY unitholders
(4) NRGY unitholder value in all "Spin" scenarios composed of present value of pro forma NRGY unit and pro rata share of pro forma NRGM unit to be distributed to NRGY unitholders
(5) Present value of projected distributions and terminal value at a 10% discount rate
(6) Scenario assumes NRGY distributes 100% of its NRGM units to NRGY unitholders and acquires CMLP GP and IDRs and a portion of CMLP common units from Crestwood Holdings; Assumes NRGM merger with CMLP is not completed
(7) Scenario assumes NRGY distributes 100% of its NRGM units to NRGY unitholders and acquires CMLP GP and IDRs and a portion of CMLP common units from Crestwood Holdings; Assumes NRGM merger with CMLP is completed

Greenhill

14

1. Strategic Rationale

2. Exchange Ratio Update

3. Pro Forma Analysis A. Base Case

B. Challenge Case

Appendix

I. Pro Forma Analysis – NRGY Standalone Scenarios II. Transaction Structure Diagram III. Pro Forma Capital Structure

Pro Forma Analysis

GP Transaction Only Transaction Scenario Overview

Base Case Projections

NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million

($ in millions except per unit amounts)

Step #1—CH Acquires IHGP from Stakeholders

Step #2—NRGY Distributes NRGM Units

Beginning NRGM Units Owned by NRGY 56.399 (-) NRGM Units Retained by NRGY 0.000 NRGM Units Distributed to Unitholders 56.399 Current NRGM Unit Price(1) $23.99 Market Value of NRGM Units Distributed $1,353.2

NRGY Current Units Outstanding 131.750 NRGY Current Unit Price(1) $21.54 NRGY Current Market Capitalization $2,838.0 (-) Market Value of Units Distributed (1,353.2) NRGY Pro Forma Market Capitalization $1,484.8

Implied Pro Forma NRGY Unit Price $11.27

Pro Forma NRGY 2014E Distr. Per Unit(2) $0.64

Implied Pro Forma NRGY Yield 5.7%

NRGM Units Distributed to Unitholders 56.399 NRGY Current Units Outstanding 131.750

NRGM Units Distributed per NRGY Unit 0.428

Step #3A—NRGY Acquires Crestwood’s GP & IDRs CMLP GP Purchase Price $450.0

NRGY Pro Forma Unit Price (Post-Spin) $11.27 NRGY Units Issued to CH for GP & IDRs 39.931

Step #3B—NRGY Acquires CMLP Units from CH(3)

CH Target Interest in Pro Forma NRGY 29.0% NRGY Current Units Outstanding 131.750

Target NRGY Units Issued 53.813

(-) NRGY Units Issued for GP & IDRs (39.931) Additional NRGY Units Issued to CH 13.883 NRGY Pro Forma Unit Price (Post-Spin) $11.27 Value of Additional NRGY Units Issue to CH $156.5 CMLP Current Unit Price $24.52 CMLP Units Acquired from CH (at market) 6.381

Pro Forma Snapshot After Steps #1-3 (Pre-MLP Merger) Pro Forma Units Outstanding

Beginning NRGM Units Outstanding 85.903 (+) No Change (Pre-MLP Merger) 0.000 Pro Forma NRGM Units Outstanding 85.903

Beginning NRGY Units Outstanding 131.750 (+) Units Issued for GP Transaction 53.813 Pro Forma NRGY Units Outstanding 185.564

Pro Forma Ownership

Beginning NRGM Units Owned by NRGY 56.399 (-) NRGM Units Distributed to Unitholders (56.399) Pro Forma NRGM Units Owned by NRGY 0.000

NRGY Pro Forma Interest in NRGM 0.0%

NRGY Units Issued to CH Stakeholders 53.813

Crestwood Holdings PF Interest in NRGY 29.0%

CMLP Units Acquired by NRGY from CH 6.381

NRGY Pro Forma Interest in CMLP 10.5%

Notes: Market data as of 5/1/2013

(1)	Based on 20-day VWAP as of 5/1/2013

(2) Estimated distribution at a 1.05x coverage ratio after distributing 100% of NRGM units held at NRGY to unitholders (3) Crestwood Holdings may choose to exercise “top-up” option or not; Analysis assumes option is exercised

“CH” refers to Crestwood Holdings 16

Pro Forma Analysis

GP Transaction Only Pro Forma Financials – NRGY

Base Case Projections

NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million

($ in millions, except per unit amounts) NRGY Standalone (Post-Spin) Adjustments NRGY Pro Forma FYE September 30, FYE September 30, FYE September 30,

Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E

EBITDA from NRGY Operating Assets $87.9 $102.4 $113.2 $116.5 $87.9 $102.4 $113.2 $116.5 Distributions from NRGM LP Interest 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Distributions from NRGM GP Interest 19.1 24.1 28.3 36.5 0.0 0.0 (0.0) (0.0) 19.1 24.1 28.3 36.5 Distributions from CMLP LP Interest 0.0 0.0 0.0 0.0 13.6 15.2 16.7 18.0 13.6 15.2 16.7 18.0 Distributions from CMLP GP Interest 0.0 0.0 0.0 0.0 28.1 44.0 58.4 70.8 28.1 44.0 58.4 70.8 Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2

Total Adjusted EBITDA $107.3 $126.8 $141.7 $153.3 $148.9 $185.9 $216.7 $242.1

Interest Expense (Net) ($14.3) ($17.9) ($19.6) ($19.4) ($14.3) ($17.7) ($19.3) ($18.9) Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)

Total Distributable Cash Flow $89.0 $105.0 $118.1 $129.9 $130.7 $164.3 $193.5 $219.2

Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x

Total Distributions Paid to LPs $84.8 $100.0 $112.5 $123.7 $124.4 $156.5 $184.3 $208.8

Beginning Common Units 131.750 131.750 131.750 131.750 53.813 185.564 185.564 185.564 185.564 New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Ending Common Units 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564 Average Common Units Outstanding 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564

Distributable Cash Flow Per LP Unit $0.68 $0.80 $0.90 $0.99 $0.70 $0.89 $1.04 $1.18

Accretion / (Dilution) (%) 4.2% 11.1% 16.3% 19.8%

Paid Distribution Per LP Unit $0.64 $0.76 $0.85 $0.94 $0.67 $0.84 $0.99 $1.13

Accretion / (Dilution) (%) 4.2% 11.1% 16.3% 19.8% Implied NRGY Unit Price @ 5.4% yield >>> $11.95 $14.09 $15.85 $17.44 Implied NRGY Unit Price @ 5.4% yield >>> $12.45 $15.66 $18.44 $20.89

Coverage Cash $4.2 $5.0 $5.6 $6.2 $6.2 $7.8 $9.2 $10.4 Growth Capex (8.1) (44.6) (2.0) (2.0) 0.0 0.0 0.0 0.0 (8.1) (44.6) (2.0) (2.0) Free Cash Flow (Cash Shortfall) ($3.9) ($39.6) $3.6 $4.2 ($1.9) ($36.8) $7.2 $8.4 Shortfall Coverage from Debt ($3.9) ($39.6) $0.0 $0.0 ($1.9) ($36.8) $0.0 $0.0 Shortfall Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0

New Equity Issue Price $11.35 $13.39 $15.06 $16.56 $11.83 $14.88 $17.52 $19.85

New Intrepid Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Post-Capital Raise Free Cash Flow $0.0 $0.0 $3.6 $4.2 $0.0 $0.0 $7.2 $8.4

Beginning Total Debt $331.2 $335.0 $374.7 $371.0 $0.0 $331.2 $333.1 $369.8 $362.6

Debt Drawdown (Paydown) 3.9 39.6 (3.6) (4.2) 1.9 36.8 (7.2) (8.4)

Ending Total Debt $335.0 $374.7 $371.0 $366.8 $333.1 $369.8 $362.6 $354.2 Total Debt / Adjusted EBITDA 3.1x 3.0x 2.6x 2.4x 2.2x 2.0x 1.7x 1.5x Total Net Debt / Adjusted EBITDA 3.1x 2.9x 2.6x 2.4x 2.2x 2.0x 1.7x 1.5x

Note: Market data as of 5/1/2013 17

GP Transaction Only

Base Case Projections

Pro Forma Analysis

Pro Forma Distributions & Value Creation

NRGY Distributes NRGM Units (100%) and Acquires CMLP's GP & IDRs for $450 million

NRGY Status Quo

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGY Distribution (Status Quo)	$1.31	$1.45	$1.57	$1.69	$31.42	8.9%
Implied NRGY Unit Price [1]	**$26.41**					
NRGY Unitholder Interest	*1.000*					
Implied Value to NRGY Unitholder	**$26.41**					

Terminal Value Assumption: [3]
5.39% Capitalization Rate

NRGY Pro Forma (Post-Spin)

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGY Distribution (Spin & GP Transaction)	$0.67	$0.84	$0.99	$1.13	$20.89	18.8%
Implied NRGY Unit Price [1]	**$17.23**					
NRGY Unitholder Interest	*1.000*					
Implied Value to NRGY Unitholder	**$17.23**					
(+) Pro Rata Share of NRGM Unit Value [2]	$10.87					
Adjusted Value to NRGY Unitholder	**$28.10**					
Premium to Status Quo NRGY Unit Value	6.4%					
Premium to Current NRGY Unit Price [4]	30.4%					

Terminal Value Assumption: [3]
5.39% Capitalization Rate

NRGY Sensitivities

2014E Distribution Accretion

NRGY Pro Forma Yield	Projection Scenario: Base Case	Projection Scenario: Challenge Case
4.00%	4.2%	5.0%
4.50%	4.2%	5.0%
5.00%	4.2%	5.0%
5.39%	4.2%	5.0%
6.00%	4.2%	5.0%
6.50%	4.2%	5.0%

Value Creation

NRGY Pro Forma Yield	Projection Scenario: Base Case	Projection Scenario: Challenge Case
4.00%	25.1%	22.0%
4.50%	17.0%	14.9%
5.00%	10.5%	9.2%
5.39%	6.4%	5.5%
6.00%	0.8%	0.7%
6.50%	(2.9%)	(2.6%)

Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.428) of NRGM units distributed to per NRGY unit to legacy NRGY unitholders (see transaction summary for details)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); Market data as of 5/1/2013
(4) Represents premium to 20-day VWAP as of 5/1/2013

Greenhill

18

Pro Forma Analysis

GP Transaction & MLP Merger Transaction Scenario Overview

Base Case Projections

Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium

($ in millions except per unit amounts)

Step #1—CH Acquires IHGP from Stakeholders

Step #2—NRGY Distributes NRGM Units

Beginning NRGM Units Owned by NRGY 56.399 (-) NRGM Units Retained by NRGY 0.000 NRGM Units Distributed to Unitholders 56.399 Current NRGM Unit Price(1) $23.99 Market Value of NRGM Units Distributed $1,353.2

NRGY Current Units Outstanding 131.750 NRGY Current Unit Price(1) $21.54 NRGY Current Market Capitalization $2,838.0 (-) Market Value of Units Distributed (1,353.2) NRGY Pro Forma Market Capitalization $1,484.8

Implied Pro Forma NRGY Unit Price $11.27

Pro Forma NRGY 2014E Distr. Per Unit(2) $0.64

Implied Pro Forma NRGY Yield 5.7%

NRGM Units Distributed to Unitholders 56.399 NRGY Current Units Outstanding 131.750

NRGM Units Distributed per NRGY Unit 0.428

Step #3A—NRGY Acquires Crestwood’s GP & IDRs CMLP GP Purchase Price $450.0

NRGY Pro Forma Unit Price (Post-Spin) $11.27 NRGY Units Issued to CH for GP & IDRs 39.931

Step #3B—NRGY Acquires CMLP Units from CH(3)

CH Target Interest in Pro Forma NRGY 29.0% NRGY Current Units Outstanding 131.750

Target NRGY Units Issued 53.813

(-) NRGY Units Issued for GP & IDRs (39.931) Additional NRGY Units Issued to CH 13.883 NRGY Pro Forma Unit Price (Post-Spin) $11.27 Value of Additional NRGY Units Issue to CH $156.5 CMLP Current Unit Price $24.52 CMLP Units Acquired from CH (at market) 6.381

Step #4—NRGM Merges with CMLP

CMLP Current Unit Price(1) $24.52 Purchase Premium 5.0% Purchase Price Per CMLP Unit $25.74 CMLP Total Units Outstanding 60.578

Equity Purchase Price for CMLP $1,559.5

NRGM Current Unit Price $23.99 NRGM Units Issued 64.997

Implied Merger Exchange Ratio 1.073

Beginning CMLP Units Owned by CH 26.494 (-) CMLP Units Acquired by NRGY (6.381) Pro Forma CMLP Units Owned by CH 20.113 CMLP Units “Owned” by NRGY 6.381 Merger Exchange Ratio 1.073 NRGM Units Issued to NRGY for Merger 6.847

NRGM Special Cash Distribution to CMLP

Cash Payment for Special Distribution $25.0 CMLP Units Outstanding 60.578 Special Distribution to CMLP Unitholder $0.41

Implied Premium to Current CMLP Unit Price 1.7%

Portion of Special Distribution to NRGY $2.6

Pro Forma Snapshot After Steps #1-4 (Pre-Dropdown) Pro Forma Units Outstanding

Beginning NRGM Units Outstanding 85.903 (+) Units Issued to Acquire CMLP 64.997 Pro Forma NRGM Units Outstanding 150.900

Beginning NRGY Units Outstanding 131.750 (+) Units Issued for GP Transaction 53.813 Pro Forma NRGY Units Outstanding 185.564

Pro Forma Ownership

Beginning NRGM Units Owned by NRGY 56.399 (-) NRGM Units Distributed to Unitholders (56.399) (+) NRGM Units Issued to NRGY in Merger 6.847 Pro Forma NRGM Units Owned by NRGY 6.847

NRGY Pro Forma Interest in NRGM 4.5%

NRGY Units Issued to CH Stakeholders 53.813

Crestwood Holdings PF Interest in NRGY 29.0%

CMLP Units Owned by CH Stakeholders 20.113 Merger Exchange Ratio 1.073 NRGM Units Issued to CH Stakeholders 21.580

Crestwood Holdings PF Interest in NRGM 14.3%

NRGM Units Issued to Public CMLP Unithldrs 36.570

Public CMLP Unitholder PF Interest in NRGM 24.2%

Notes: Market data as of 5/1/2013

(1)	Based on 20-day VWAP as of 5/1/2013
(2)	Estimated distribution at a 1.05x coverage ratio after distributing 100% of NRGM units held at NRGY to unitholders

(3) Crestwood Holdings may choose to exercise “top-up” option or not; if the MLP merger is completed, NRGY will receive M units in the same proportion instead of CMLP units; Analysis assumes option is exercised

“CH” refers to Crestwood Holdings 19

Pro Forma Analysis

GP Transaction & MLP Merger

Base Case Projections

Pro Forma Financials – NRGY

Unit Spin, NRGY Acquires CMLP's GP & IDRs & NRGM Acquires CMLP at 5% Premium

($ in millions, except per unit amounts)	NRGY Standalone (Post-Spin)				Adjustments				NRGY Pro Forma			
	FYE September 30,				FYE September 30,				FYE September 30,			
Adjusted EBITDA Breakdown:	2014E	2015E	2016E	2017E	2014E	2015E	2016E	2017E	2014E	2015E	2016E	2017E
EBITDA from Operating Assets	$87.9	$102.4	$113.2	$116.5					$87.9	$102.4	$113.2	$116.5
Distributions from NRGM LP Interest	0.0	0.0	0.0	0.0	12.0	13.4	14.2	15.1	12.0	13.4	14.2	15.1
Distributions from NRGM GP Interest	19.1	24.1	28.3	36.5	22.7	49.7	67.2	80.5	41.8	73.9	95.5	117.0
Other	0.2	0.2	0.2	0.2	0.0	0.0	0.0	0.0	0.2	0.2	0.2	0.2
Total Adjusted EBITDA	**$107.3**	**$126.8**	**$141.7**	**$153.3**					**$142.0**	**$189.9**	**$223.1**	**$248.8**
Interest Expense (Net)	($14.3)	($17.9)	($19.6)	($19.4)					($14.2)	($17.6)	($19.2)	($18.8)
Maintenance Capex	(4.0)	(4.0)	(4.0)	(4.0)	0.0	0.0	0.0	0.0	(4.0)	(4.0)	(4.0)	(4.0)
Total Distributable Cash Flow	**$89.0**	**$105.0**	**$118.1**	**$129.9**					**$123.8**	**$168.4**	**$200.0**	**$226.1**
Distribution Coverage Ratio	1.05x	1.05x	1.05x	1.05x					1.05x	1.05x	1.05x	1.05x
Total Distributions Paid to LPs	**$84.8**	**$100.0**	**$112.5**	**$123.7**					**$117.9**	**$160.4**	**$190.5**	**$215.3**
Beginning Common Units	131.750	131.750	131.750	131.750	53.813				185.564	185.564	185.564	185.564
New Units Issued	0.000	0.000	0.000	0.000					0.000	0.000	0.000	0.000
Ending Common Units	131.750	131.750	131.750	131.750					185.564	185.564	185.564	185.564
Average Common Units Outstanding	131.750	131.750	131.750	131.750					185.564	185.564	185.564	185.564
Distributable Cash Flow Per LP Unit	**$0.68**	**$0.80**	**$0.90**	**$0.99**					**$0.67**	**$0.91**	**$1.08**	**$1.22**
Accretion / (Dilution) (%)									*(1.2%)*	*13.9%*	*20.2%*	*23.6%*
Paid Distribution Per LP Unit	**$0.64**	**$0.76**	**$0.85**	**$0.94**					**$0.64**	**$0.86**	**$1.03**	**$1.16**
Accretion / (Dilution) (%)									*(1.2%)*	*13.9%*	*20.2%*	*23.6%*
Implied NRGY Unit Price @ 5.4% yield >>>	*$11.95*	*$14.09*	*$15.85*	*$17.44*	*Implied NRGY Unit Price @ 5.4% yield >>>*				*$11.80*	*$16.05*	*$19.06*	*$21.55*
Coverage Cash	$4.2	$5.0	$5.6	$6.2					$5.9	$8.0	$9.5	$10.8
Growth Capex	(8.1)	(44.6)	(2.0)	(2.0)	0.0	0.0	0.0	0.0	(8.1)	(44.6)	(2.0)	(2.0)
Free Cash Flow (Cash Shortfall)	($3.9)	($39.6)	$3.6	$4.2					($2.2)	($36.6)	$7.5	$8.8
Shortfall Coverage from Debt	($3.9)	($39.6)	$0.0	$0.0					($2.2)	($36.6)	$0.0	$0.0
Shortfall Coverage from Equity	0.0	0.0	0.0	0.0					0.0	0.0	0.0	0.0
New Equity Issue Price	*$11.35*	*$13.39*	*$15.06*	*$16.56*					*$11.21*	*$15.25*	*$18.11*	*$20.47*
New NRGY Units Issued	0.000	0.000	0.000	0.000					0.000	0.000	0.000	0.000
Post-Capital Raise Free Cash Flow	$0.0	$0.0	$3.6	$4.2					$0.0	$0.0	$7.5	$8.8
Beginning Total Debt	**$331.2**	**$335.0**	**$374.7**	**$371.0**	**($2.6)**				**$328.5**	**$330.7**	**$367.3**	**$359.8**
Debt Drawdown (Paydown)	3.9	39.6	(3.6)	(4.2)					2.2	36.6	(7.5)	(8.8)
Ending Total Debt	**$335.0**	**$374.7**	**$371.0**	**$366.8**					**$330.7**	**$367.3**	**$359.8**	**$351.1**
Total Debt / Adjusted EBITDA	**3.1x**	**3.0x**	**2.6x**	**2.4x**					**2.3x**	**1.9x**	**1.6x**	**1.4x**
Total Net Debt / Adjusted EBITDA	**3.1x**	**2.9x**	**2.6x**	**2.4x**					**2.3x**	**1.9x**	**1.6x**	**1.4x**

Note: Market data as of 5/1/2013

Greenhill

20

Pro Forma Analysis

GP Transaction & MLP Merger Pro Forma Financials – NRGM

Base Case Projections

Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium

($ in millions, except per unit amounts) NRGM Status Quo (Pre-Dropdown) Adjustments NRGM Pro Forma FYE September 30, FYE September 30, FYE September 30,

Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E

EBITDA from Existing Operations $223.5 $242.7 $260.9 $287.5 $223.5 $242.7 $260.9 $287.5 EBITDA from NRGY Dropdown Assets 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 (+) CMLP Adjusted EBITDA 0.0 0.0 0.0 0.0 201.1 262.4 298.5 332.4 201.1 262.4 298.5 332.4 (+) Synergies 0.0 0.0 0.0 0.0 5.0 10.0 15.0 15.0 5.0 10.0 15.0 15.0

Total NRGM Adjusted EBITDA $223.5 $242.7 $260.9 $287.5 $429.6 $515.0 $574.4 $634.9

Interest Expense (Net) ($42.8) ($50.7) ($55.3) ($59.8) ($89.9) ($102.2) ($108.4) ($117.1) Maintenance Capex (7.0) (7.8) (8.2) (8.6) (7.9) (7.6) (8.6) (11.1) (14.9) (15.4) (16.8) (19.7)

Total Distributable Cash Flow (To All) $173.7 $184.1 $197.3 $219.1 $324.8 $397.4 $449.1 $498.1

Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x Distributions Paid to LPs $146.3 $151.3 $159.7 $172.2 $267.5 $304.6 $332.2 $357.4 Distributions Paid to GP 19.1 24.1 28.3 36.5 41.8 73.9 95.5 117.0

Total Distributions Paid $165.4 $175.4 $187.9 $208.6 $309.4 $378.5 $427.7 $474.4

Beginning Common Units 85.903 85.903 85.903 91.685 64.997 150.900 154.052 157.783 162.122 New Units Issued 0.000 0.000 5.782 0.000 3.152 3.730 4.339 0.731 Ending Common Units 85.903 85.903 91.685 91.685 154.052 157.783 162.122 162.853 Average Common Units Outstanding 85.903 85.903 88.794 91.685 152.476 155.918 159.953 162.488

Distributable Cash Flow Per LP Unit $1.80 $1.86 $1.90 $1.99 $1.86 $2.08 $2.21 $2.35

Accretion / (Dilution) (%) 3.2% 11.4% 16.1% 17.8%

Paid Distribution Per LP Unit $1.70 $1.76 $1.80 $1.88 $1.75 $1.95 $2.08 $2.20

Accretion / (Dilution) (%) 3.0% 11.0% 15.5% 17.1% Implied NRGM Unit Price @ 6.6% yield >>> $25.86 $26.74 $27.31 $28.52 Implied NRGM Unit Price @ 7.0% yield >>> $25.06 $27.91 $29.67 $31.43

Coverage Cash $8.3 $8.8 $9.4 $10.4 $15.5 $18.9 $21.4 $23.7 Growth Capex (67.6) (140.5) (194.3) (2.0) (98.0) (76.3) (71.7) (65.4) (165.6) (216.8) (266.0) (67.4) Subordinated Note Issuance 0.0 200.0 0.0 0.0 0.0 0.0 0.0 0.0 Free Cash Flow (Cash Shortfall) ($59.3) $68.3 ($185.0) $8.4 ($150.1) ($197.8) ($244.6) ($43.6) Cash (Shortfall) Coverage from Debt $0.0 $0.0 $0.0 $0.0 ($75.1) ($98.9) ($122.3) ($21.8) Cash (Shortfall) Coverage from Equity 0.0 0.0 (150.0) 0.0 (75.1) (98.9) (122.3) (21.8)

New Equity Issue Price (5.0% Discount) $24.57 $25.40 $25.94 $27.09 $23.81 $26.52 $28.19 $29.85

New Midway Units Issued 0.000 0.000 5.782 0.000 3.152 3.730 4.339 0.731 Post-Capital Raise Free Cash Flow ($59.3) $68.3 ($35.0) $8.4 $0.0 $0.0 $0.0 $0.0

Beginning Total Debt $777.9 $837.2 $968.9 $1,003.9 $843.2 $1,621.1 $1,696.1 $1,795.0 $1,917.4

Debt Drawdown (Paydown) 59.3 131.7 35.0 (8.4) 75.1 98.9 122.3 21.8

Ending Total Debt $837.2 $968.9 $1,003.9 $995.4 $1,696.1 $1,795.0 $1,917.4 $1,939.2 Total Debt / Adjusted EBITDA 3.7x 4.0x 3.8x 3.5x 3.9x 3.5x 3.3x 3.1x Total Net Debt / Adjusted EBITDA 3.7x 4.0x 3.8x 3.5x 3.9x 3.5x 3.3x 3.1x

Note: Market data as of 5/1/2013 21

Pro Forma Analysis

GP Transaction & MLP Merger

Base Case Projections

Pro Forma Distributions & Value Creation

Unit Spin, NRGY Acquires CMLP's GP & IDRs & NRGM Acquires CMLP at 5% Premium

NRGY Status Quo

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGY Distribution (Status Quo)	$1.31	$1.45	$1.57	$1.69	$31.42	8.9%
Implied NRGY Unit Price [1]	**$26.41**					
NRGY Unitholder Interest	*1.000*					
Implied Value to NRGY Unitholder	**$26.41**					
Premium to Current NRGY Unit Price	22.6%					

Terminal Value Assumption: [3] 5.39% Capitalization Rate

NRGY Pro Forma (Pre-Dropdown)

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGY Distribution (Pre-Dropdown)	$0.64	$0.86	$1.03	$1.16	$21.55	22.2%
Implied NRGY Unit Price [1]	**$17.71**					
NRGY Unitholder Interest	*1.000*					
Implied Value to NRGY Unitholder	**$17.71**					
(+) Pro Rata Share of NRGM Unit Value [2]	$12.00					
Adjusted Value to NRGY Unitholder	**$29.72**					
Premium to Status Quo NRGY Unit Value	12.5%					
Premium to Current NRGY Unit Price [5]	38.0%					

Terminal Value Assumption: [3] 5.39% Capitalization Rate

NRGM Status Quo

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGM Distribution (Status Quo)	$1.70	$1.76	$1.80	$1.88	$28.52	3.3%
Implied NRGM Unit Price [1]	**$25.39**					
NRGM Unitholder Interest	*1.000*					
Implied Value to NRGM Unitholder	**$25.39**					
Premium to Current NRGM Unit Price	5.8%					

Terminal Value Assumption: [3] 6.59% Capitalization Rate

NRGM Pro Forma (Pre-Dropdown)

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGM Distribution (Pre-Dropdown)	$1.75	$1.95	$2.08	$2.20	$31.43	7.8%
Implied NRGM Unit Price [1]	**$28.04**					
NRGM Unitholder Interest	*1.000*					
Implied Value to NRGM Unitholder	**$28.04**					
Premium to Status Quo NRGM Unit Value	10.4%					
Premium to Current NRGM Unit Price [5]	16.9%					

Terminal Value Assumption: [4] 7.00% Capitalization Rate

Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.428) of NRGM units distributed to per NRGY unit to legacy NRGY unitholders (see transaction summary for details)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); Market data as of 5/1/2013
(4) Estimated NRGM pro forma distribution yield (post-merger)
(5) Represents premium to 20-day VWAP as of 5/1/2013

Greenhill

22

Pro Forma Analysis

GP Transaction & MLP Merger

Base Case Projections

Pro Forma Distributions & Value Creation (cont'd)

Unit Spin, NRGY Acquires CMLP's GP & IDRs & NRGM Acquires CMLP at 5% Premium

		2014E	2015E	2016E	2017E	Terminal	CAGR
CMLP Status Quo	CMLP Distribution (Status Quo)	$2.13	$2.38	$2.61	$2.82	$33.89	9.9%
	Implied CMLP Unit Price [1]	**$31.32**		***Terminal Value Assumption:*** [3]			
	CMLP Unitholder Interest	*1.000*		8.32% Capitalization Rate			
	Implied Value to CMLP Unitholder	**$31.32**					
	Premium to Current CMLP Unit Price [5]	27.7%					
CMLP Pro Forma (Pre-Dropdown)	NRGM Distribution (Pre-Dropdown)	$1.75	$1.95	$2.08	$2.20	$31.43	7.8%
	Implied NRGM Unit Price [1]	**$28.04**		***Terminal Value Assumption:*** [4]			
	CMLP Unitholder Interest	*1.073*		7.00% Capitalization Rate			
	Implied Value to CMLP Unitholder	**$30.09**					
	(+) Special Distribution to CMLP Unitholder [2]	$0.41					
	Adjusted Value to CMLP Unitholder	**$30.50**					
	Premium to Status Quo CMLP Unit Value	(2.6%)					
	Premium to Current CMLP Unit Price [5]	24.4%					

Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Represents pro rata share of $25 million one-time cash payment from NRGM to CMLP unitholders on record as of the moment immediately before MLP merger (including NRGY)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); Market data as of 5/1/2013
(4) Estimated NRGM pro forma distribution yield (post-merger)
(5) Represents premium to 20-day VWAP as of 5/1/2013

Greenhill

23

Pro Forma Analysis

GP Transaction & MLP Merger

Base Case Projections

Pro Forma Sensitivity Analysis

Unit Spin, NRGY Acquires CMLP's GP & IDRs & NRGM Acquires CMLP at 5% Premium

2014E Pro Forma Distribution Accretion

NRGY

NRGY Pro Forma Yield	Projection Scenario: Base Case	Challenge Case
4.00%	(1.2%)	1.5%
4.50%	(1.2%)	1.5%
5.00%	(1.2%)	1.5%
5.39%	(1.2%)	1.5%
6.00%	(1.2%)	1.5%
6.50%	(1.2%)	1.5%

NRGM

NRGM Pro Forma Yield	Projection Scenario: Base Case	Challenge Case
5.50%	3.2%	3.7%
6.00%	3.1%	3.7%
6.50%	3.1%	3.6%
7.00%	3.0%	3.6%
7.50%	3.0%	3.5%
8.00%	2.9%	3.5%

2015E Pro Forma Distribution Accretion

NRGY

NRGY Pro Forma Yield	Projection Scenario: Base Case	Challenge Case
4.00%	13.9%	15.7%
4.50%	13.9%	15.7%
5.00%	13.9%	15.7%
5.39%	13.9%	15.7%
6.00%	13.9%	15.7%
6.50%	13.9%	15.7%

NRGM

NRGM Pro Forma Yield	Projection Scenario: Base Case	Challenge Case
5.50%	11.4%	8.8%
6.00%	11.3%	8.7%
6.50%	11.1%	8.6%
7.00%	11.0%	8.5%
7.50%	10.8%	8.4%
8.00%	10.6%	8.3%

Value Creation Relative to Status Quo

NRGY

NRGY Pro Forma Yield	Projection Scenario: Base Case	Challenge Case
4.00%	31.8%	29.9%
4.50%	23.5%	22.4%
5.00%	16.8%	16.4%
5.39%	12.5%	12.6%
6.00%	6.8%	7.4%
6.50%	2.9%	4.0%

NRGM

NRGM Pro Forma Yield	Projection Scenario: Base Case	Challenge Case
5.50%	34.8%	32.1%
6.00%	25.3%	23.1%
6.50%	17.3%	15.4%
7.00%	10.4%	8.9%
7.50%	4.5%	3.2%
8.00%	(0.7%)	(1.7%)

CMLP

NRGM Pro Forma Yield	Projection Scenario: Base Case	Challenge Case
5.50%	18.6%	22.1%
6.00%	10.3%	13.9%
6.50%	3.4%	7.0%
7.00%	(2.6%)	1.0%
7.50%	(7.8%)	(4.2%)
8.00%	(12.3%)	(8.7%)

Greenhill

24

Pro Forma Analysis

GP Transaction & MLP Merger Pro Forma Sensitivity Analysis

Base Case Projections

Analysis at Various Prices – Base Case

2014E Pro Forma Distribution Accretion

2015E Pro Forma Distribution Accretion

Value Creation Relative to Status Quo

NRGY NRGM CMLP

CMLP Purchase Premium CMLP Purchase Premium

0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0%

4.00% 0.3% (0.0%) (0.3%) (0.6%) (0.9%) (1.2%) 5.50% 4.4% 4.2% 3.9% 3.7% 3.4% 3.2% Pro 4.50% 0.3% (0.0%) (0.3%) (0.6%) (0.9%) (1.2%) Pro 6.00% 4.4% 4.1% 3.9% 3.6% 3.4% 3.1% Yield 5.00% 0.3% (0.0%) (0.3%) (0.6%) (0.9%) (1.2%) Yield 6.50% 4.3% 4.1% 3.8% 3.6% 3.3% 3.1% NRGY Forma 5.39% 0.3% (0.0%) (0.3%) (0.6%) (0.9%) (1.2%) NRGM Forma 7.00% 4.3% 4.0% 3.8% 3.5% 3.3% 3.0%

6.00% 0.3% (0.0%) (0.3%) (0.6%) (0.9%) (1.2%) 7.50% 4.2% 4.0% 3.7% 3.5% 3.2% 3.0%

6.50% 0.3% (0.0%) (0.3%) (0.6%) (0.9%) (1.2%) 8.00% 4.2% 3.9% 3.7% 3.4% 3.2% 2.9%

CMLP Purchase Premium CMLP Purchase Premium

0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0%

4.00% 15.1% 14.9% 14.6% 14.4% 14.1% 13.9% 5.50% 12.9% 12.6% 12.3% 12.0% 11.7% 11.4% Pro 4.50% 15.1% 14.9% 14.6% 14.4% 14.1% 13.9% Pro 6.00% 12.7% 12.4% 12.1% 11.8% 11.6% 11.3% Yield 5.00% 15.1% 14.9% 14.6% 14.4% 14.1% 13.9% Yield 6.50% 12.5% 12.3% 12.0% 11.7% 11.4% 11.1% NRGY Forma 5.39% 15.1% 14.9% 14.6% 14.4% 14.1% 13.9% NRGM Forma 7.00% 12.4% 12.1% 11.8% 11.5% 11.2% 11.0%

6.00% 15.1% 14.9% 14.6% 14.4% 14.1% 13.9% 7.50% 12.2% 11.9% 11.6% 11.4% 11.1% 10.8%

6.50% 15.1% 14.9% 14.6% 14.4% 14.1% 13.9% 8.00% 12.1% 11.8% 11.5% 11.2% 10.9% 10.6%

CMLP Purchase Premium CMLP Purchase Premium CMLP Purchase Premium

0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0%

4.00% 33.2% 32.9% 32.6% 32.3% 32.1% 31.8% 5.50% 36.6% 36.2% 35.9% 35.5% 35.1% 34.8% 5.50% 14.5% 15.3% 16.1% 17.0% 17.8% 18.6% Pro 4.50% 24.8% 24.5% 24.2% 24.0% 23.7% 23.5% Pro 6.00% 27.0% 26.7% 26.3% 26.0% 25.7% 25.3%Pro 6.00% 6.5% 7.3% 8.1% 8.8% 9.6% 10.3% Yield 5.00% 18.0% 17.8% 17.5% 17.3% 17.0% 16.8% Yield 6.50% 18.9% 18.6% 18.3% 17.9% 17.6% 17.3% Yield 6.50% (0.2%) 0.5% 1.3% 2.0% 2.7% 3.4% NRGY Forma 5.39% 13.7% 13.5% 13.2% 13.0% 12.7% 12.5% NRGM Forma 7.00% 11.9% 11.6% 11.3% 11.0% 10.7% 10.4% NRGM Forma 7.00% (6.0%) (5.3%) (4.6%) (3.9%) (3.3%) (2.6%)

6.00% 7.9% 7.7% 7.5% 7.3% 7.0% 6.8% 7.50% 5.9% 5.6% 5.3% 5.0% 4.8% 4.5% 7.50% (11.0%) (10.3%) (9.7%) (9.0%) (8.4%) (7.8%)

6.50% 4.1% 3.8% 3.6% 3.4% 3.2% 2.9% 8.00% 0.6% 0.3% 0.1% (0.2%) (0.5%) (0.7%) 8.00% (15.3%) (14.7%) (14.1%) (13.5%) (12.9%) (12.3%)

1. Strategic Rationale

2. Exchange Ratio Update

3. Pro Forma Analysis

A. Base Case

B. Challenge Case

Appendix

I. Pro Forma Analysis – NRGY Standalone Scenarios II. Transaction Structure Diagram III. Pro Forma Capital Structure

Pro Forma Analysis

GP Transaction Only Transaction Scenario Overview

Challenge Case Projections

NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million

($ in millions except per unit amounts)

Step #1—CH Acquires IHGP from Stakeholders

Step #2—NRGY Distributes NRGM Units

Beginning NRGM Units Owned by NRGY 56.399 (-) NRGM Units Retained by NRGY 0.000 NRGM Units Distributed to Unitholders 56.399 Current NRGM Unit Price(1) $23.99 Market Value of NRGM Units Distributed $1,353.2

NRGY Current Units Outstanding 131.750 NRGY Current Unit Price(1) $21.54 NRGY Current Market Capitalization $2,838.0 (-) Market Value of Units Distributed (1,353.2) NRGY Pro Forma Market Capitalization $1,484.8

Implied Pro Forma NRGY Unit Price $11.27

Pro Forma NRGY 2014E Distr. Per Unit(2) $0.56

Implied Pro Forma NRGY Yield 4.9%

NRGM Units Distributed to Unitholders 56.399 NRGY Current Units Outstanding 131.750

NRGM Units Distributed per NRGY Unit 0.428

Step #3A—NRGY Acquires Crestwood’s GP & IDRs CMLP GP Purchase Price $450.0

NRGY Pro Forma Unit Price (Post-Spin) $11.27 NRGY Units Issued to CH for GP & IDRs 39.931

Step #3B—NRGY Acquires CMLP Units from CH(3)

CH Target Interest in Pro Forma NRGY 29.0% NRGY Current Units Outstanding 131.750

Target NRGY Units Issued 53.813

(-) NRGY Units Issued for GP & IDRs (39.931) Additional NRGY Units Issued to CH 13.883 NRGY Pro Forma Unit Price (Post-Spin) $11.27 Value of Additional NRGY Units Issue to CH $156.5 CMLP Current Unit Price $24.52 CMLP Units Acquired from CH (at market) 6.381

Pro Forma Snapshot After Steps #1-3 (Pre-MLP Merger) Pro Forma Units Outstanding

Beginning NRGM Units Outstanding 85.903 (+) No Change (Pre-MLP Merger) 0.000 Pro Forma NRGM Units Outstanding 85.903

Beginning NRGY Units Outstanding 131.750 (+) Units Issued for GP Transaction 53.813 Pro Forma NRGY Units Outstanding 185.564

Pro Forma Ownership

Beginning NRGM Units Owned by NRGY 56.399 (-) NRGM Units Distributed to Unitholders (56.399) Pro Forma NRGM Units Owned by NRGY 0.000

NRGY Pro Forma Interest in NRGM 0.0%

NRGY Units Issued to CH Stakeholders 53.813

Crestwood Holdings PF Interest in NRGY 29.0%

CMLP Units Acquired by NRGY from CH 6.381

NRGY Pro Forma Interest in CMLP 10.5%

Notes: Market data as of 5/1/2013

(1)	Based on 20-day VWAP as of 5/1/2013

(2) Estimated distribution at a 1.05x coverage ratio after distributing 100% of NRGM units held at NRGY to unitholders (3) Crestwood Holdings may choose to exercise “top-up” option or not; Analysis assumes option is exercised

“CH” refers to Crestwood Holdings 27

Pro Forma Analysis

GP Transaction Only Pro Forma Financials – NRGY

Challenge Case Projections

NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million

($ in millions, except per unit amounts) NRGY Standalone (Post-Spin) Adjustments NRGY Pro Forma FYE September 30, FYE September 30, FYE September 30,

Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E

EBITDA from NRGY Operating Assets $79.5 $82.6 $85.7 $89.0 $79.5 $82.6 $85.7 $89.0 Distributions from NRGM LP Interest 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Distributions from NRGM GP Interest 15.7 19.6 20.9 22.2 0.0 0.0 0.0 0.0 15.7 19.6 20.9 22.2 Distributions from CMLP LP Interest 0.0 0.0 0.0 0.0 13.0 14.0 15.1 15.8 13.0 14.0 15.1 15.8 Distributions from CMLP GP Interest 0.0 0.0 0.0 0.0 23.9 32.5 43.0 50.1 23.9 32.5 43.0 50.1 Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2

Total Adjusted EBITDA $95.5 $102.5 $106.8 $111.4 $132.4 $149.0 $164.9 $177.4

Interest Expense (Net) ($14.4) ($17.5) ($17.4) ($17.3) ($14.3) ($17.3) ($17.1) ($16.9) Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)

Total Distributable Cash Flow $77.2 $81.1 $85.5 $90.2 $114.1 $127.7 $143.8 $156.6

Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x

Total Distributions Paid to LPs $73.5 $77.2 $81.5 $85.9 $108.7 $121.6 $137.0 $149.1

Beginning Common Units 131.750 131.750 131.750 131.750 53.813 185.564 185.564 185.564 185.564 New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Ending Common Units 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564 Average Common Units Outstanding 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564

Distributable Cash Flow Per LP Unit $0.59 $0.62 $0.65 $0.68 $0.61 $0.69 $0.78 $0.84

Accretion / (Dilution) (%) 5.0% 11.9% 19.4% 23.2%

Paid Distribution Per LP Unit $0.56 $0.59 $0.62 $0.65 $0.59 $0.66 $0.74 $0.80

Accretion / (Dilution) (%) 5.0% 11.9% 19.4% 23.2% Implied NRGY Unit Price @ 5.4% yield >>> $10.36 $10.88 $11.48 $12.11 Implied NRGY Unit Price @ 5.4% yield >>> $10.87 $12.17 $13.71 $14.92

Coverage Cash $3.7 $3.9 $4.1 $4.3 $5.4 $6.1 $6.8 $7.5 Growth Capex (2.0) (2.0) (2.0) (2.0) 0.0 0.0 0.0 0.0 (2.0) (2.0) (2.0) (2.0) Free Cash Flow (Cash Shortfall) $1.7 $1.9 $2.1 $2.3 $3.4 $4.1 $4.8 $5.5 Shortfall Coverage from Debt $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 Shortfall Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0

New Equity Issue Price $9.84 $10.34 $10.91 $11.51 $10.33 $11.56 $13.02 $14.18

New Intrepid Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Post-Capital Raise Free Cash Flow $1.7 $1.9 $2.1 $2.3 $3.4 $4.1 $4.8 $5.5

Beginning Total Debt $332.3 $330.6 $328.8 $326.7 $0.0 $332.3 $328.9 $324.8 $319.9

Debt Drawdown (Paydown) (1.7) (1.9) (2.1) (2.3) (3.4) (4.1) (4.8) (5.5)

Ending Total Debt $330.6 $328.8 $326.7 $324.4 $328.9 $324.8 $319.9 $314.5 Total Debt / Adjusted EBITDA 3.5x 3.2x 3.1x 2.9x 2.5x 2.2x 1.9x 1.8x Total Net Debt / Adjusted EBITDA 3.4x 3.2x 3.0x 2.9x 2.5x 2.2x 1.9x 1.8x

Note: Market data as of 5/1/2013 28

Pro Forma Analysis

GP Transaction Only

Challenge Case Projections

Pro Forma Distributions & Value Creation

NRGY Distributes NRGM Units (100%) and Acquires CMLP's GP & IDRs for $450 million

NRGY Status Quo

		2014E	2015E	2016E	2017E	Terminal	CAGR
NRGY Distribution (Status Quo)		$1.20	$1.27	$1.32	$1.35	$25.14	4.0%
Implied NRGY Unit Price (1)	**$21.43**						
NRGY Unitholder Interest	*1.000*						
Implied Value to NRGY Unitholder	**$21.43**						

Terminal Value Assumption: (3)
5.39% Capitalization Rate

NRGY Pro Forma (Post-Spin)

		2014E	2015E	2016E	2017E	Terminal	CAGR
NRGY Distribution (Spin & GP Transaction)		$0.59	$0.66	$0.74	$0.80	$14.92	11.1%
Implied NRGY Unit Price (1)	**$12.48**						
NRGY Unitholder Interest	*1.000*						
Implied Value to NRGY Unitholder	**$12.48**						
(+) Pro Rata Share of NRGM Unit Value (2)	$10.14						
Adjusted Value to NRGY Unitholder	**$22.62**						
Premium to Status Quo NRGY Unit Value	5.5%						
Premium to Current NRGY Unit Price (4)	5.0%						

Terminal Value Assumption: (3)
5.39% Capitalization Rate

NRGY Sensitivities

2014E Distribution Accretion

NRGY Pro Forma Yield	Projection Scenario: Base Case	Projection Scenario: Challenge Case
4.00%	4.2%	5.0%
4.50%	4.2%	5.0%
5.00%	4.2%	5.0%
5.39%	4.2%	5.0%
6.00%	4.2%	5.0%
6.50%	4.2%	5.0%

Value Creation

NRGY Pro Forma Yield	Projection Scenario: Base Case	Projection Scenario: Challenge Case
4.00%	25.1%	22.0%
4.50%	17.0%	14.9%
5.00%	10.5%	9.2%
5.39%	6.4%	5.5%
6.00%	0.8%	0.7%
6.50%	(2.9%)	(2.6%)

Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.428) of NRGM units distributed to per NRGY unit to legacy NRGY unitholders (see transaction summary for details)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); Market data as of 5/1/2013
(4) Represents premium to 20-day VWAP as of 5/1/2013

Greenhill

29

Pro Forma Analysis

GP Transaction & MLP Merger Transaction Scenario Overview

Challenge Case Projections

Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium

($ in millions except per unit amounts)

Step #1—CH Acquires IHGP from Stakeholders

Step #2—NRGY Distributes NRGM Units

Beginning NRGM Units Owned by NRGY 56.399 (-) NRGM Units Retained by NRGY 0.000 NRGM Units Distributed to Unitholders 56.399 Current NRGM Unit Price(1) $23.99 Market Value of NRGM Units Distributed $1,353.2

NRGY Current Units Outstanding 131.750 NRGY Current Unit Price(1) $21.54 NRGY Current Market Capitalization $2,838.0 (-) Market Value of Units Distributed (1,353.2) NRGY Pro Forma Market Capitalization $1,484.8

Implied Pro Forma NRGY Unit Price $11.27

Pro Forma NRGY 2014E Distr. Per Unit(2) $0.56

Implied Pro Forma NRGY Yield 4.9%

NRGM Units Distributed to Unitholders 56.399 NRGY Current Units Outstanding 131.750

NRGM Units Distributed per NRGY Unit 0.428

Step #3A—NRGY Acquires Crestwood’s GP & IDRs CMLP GP Purchase Price $450.0

NRGY Pro Forma Unit Price (Post-Spin) $11.27 NRGY Units Issued to CH for GP & IDRs 39.931

Step #3B—NRGY Acquires CMLP Units from CH(3)

CH Target Interest in Pro Forma NRGY 29.0% NRGY Current Units Outstanding 131.750

Target NRGY Units Issued 53.813

(-) NRGY Units Issued for GP & IDRs (39.931) Additional NRGY Units Issued to CH 13.883 NRGY Pro Forma Unit Price (Post-Spin) $11.27 Value of Additional NRGY Units Issue to CH $156.5 CMLP Current Unit Price $24.52 CMLP Units Acquired from CH (at market) 6.381

Step #4—NRGM Merges with CMLP

CMLP Current Unit Price(1) $24.52 Purchase Premium 5.0% Purchase Price Per CMLP Unit $25.74 CMLP Total Units Outstanding 60.578

Equity Purchase Price for CMLP $1,559.5

NRGM Current Unit Price $23.99 NRGM Units Issued 64.997

Implied Merger Exchange Ratio 1.073

Beginning CMLP Units Owned by CH 26.494 (-) CMLP Units Acquired by NRGY (6.381) Pro Forma CMLP Units Owned by CH 20.113 CMLP Units “Owned” by NRGY 6.381 Merger Exchange Ratio 1.073 NRGM Units Issued to NRGY for Merger 6.847

NRGM Special Cash Distribution to CMLP

Cash Payment for Special Distribution $25.0 CMLP Units Outstanding 60.578 Special Distribution to CMLP Unitholder $0.41

Implied Premium to Current CMLP Unit Price 1.7%

Portion of Special Distribution to NRGY $2.6

Pro Forma Snapshot After Steps #1-4 (Pre-Dropdown) Pro Forma Units Outstanding

Beginning NRGM Units Outstanding 85.903 (+) Units Issued to Acquire CMLP 64.997 Pro Forma NRGM Units Outstanding 150.900

Beginning NRGY Units Outstanding 131.750 (+) Units Issued for GP Transaction 53.813 Pro Forma NRGY Units Outstanding 185.564

Pro Forma Ownership

Beginning NRGM Units Owned by NRGY 56.399 (-) NRGM Units Distributed to Unitholders (56.399) (+) NRGM Units Issued to NRGY in Merger 6.847 Pro Forma NRGM Units Owned by NRGY 6.847

NRGY Pro Forma Interest in NRGM 4.5%

NRGY Units Issued to CH Stakeholders 53.813

Crestwood Holdings PF Interest in NRGY 29.0%

CMLP Units Owned by CH Stakeholders 20.113 Merger Exchange Ratio 1.073 NRGM Units Issued to CH Stakeholders 21.580

Crestwood Holdings PF Interest in NRGM 14.3%

NRGM Units Issued to Public CMLP Unithldrs 36.570

Public CMLP Unitholder PF Interest in NRGM 24.2%

Notes: Market data as of 5/1/2013

(1)	Based on 20-day VWAP as of 5/1/2013
(2)	Estimated distribution at a 1.05x coverage ratio after distributing 100% of NRGM units held at NRGY to unitholders

(3) Crestwood Holdings may choose to exercise “top-up” option or not; if the MLP merger is completed, NRGY will receive M units in the same proportion instead of CMLP units; Analysis assumes option is exercised

“CH” refers to Crestwood Holdings 30

Pro Forma Analysis

GP Transaction & MLP Merger Pro Forma Financials – NRGY

Challenge Case Projections

Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium

($ in millions, except per unit amounts) NRGY Standalone (Post-Spin) Adjustments NRGY Pro Forma FYE September 30, FYE September 30, FYE September 30,

Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E

EBITDA from Operating Assets $79.5 $82.6 $85.7 $89.0 $79.5 $82.6 $85.7 $89.0 Distributions from NRGM LP Interest 0.0 0.0 0.0 0.0 11.8 12.7 13.3 13.7 11.8 12.7 13.3 13.7 Distributions from NRGM GP Interest 15.7 19.6 20.9 22.2 21.3 38.1 52.2 60.4 37.0 57.7 73.2 82.5 Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2

Total Adjusted EBITDA $95.5 $102.5 $106.8 $111.4 $128.5 $153.3 $172.4 $185.5

Interest Expense (Net) ($14.4) ($17.5) ($17.4) ($17.3) ($14.2) ($17.2) ($17.0) ($16.7) Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)

Total Distributable Cash Flow $77.2 $81.1 $85.5 $90.2 $110.3 $132.1 $151.5 $164.9

Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x

Total Distributions Paid to LPs $73.5 $77.2 $81.5 $85.9 $105.1 $125.8 $144.3 $157.0

Beginning Common Units 131.750 131.750 131.750 131.750 53.813 185.564 185.564 185.564 185.564 New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Ending Common Units 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564 Average Common Units Outstanding 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564

Distributable Cash Flow Per LP Unit $0.59 $0.62 $0.65 $0.68 $0.59 $0.71 $0.82 $0.89

Accretion / (Dilution) (%) 1.5% 15.7% 25.7% 29.7%

Paid Distribution Per LP Unit $0.56 $0.59 $0.62 $0.65 $0.57 $0.68 $0.78 $0.85

Accretion / (Dilution) (%) 1.5% 15.7% 25.7% 29.7% Implied NRGY Unit Price @ 5.4% yield >>> $10.36 $10.88 $11.48 $12.11 Implied NRGY Unit Price @ 5.4% yield >>> $10.52 $12.59 $14.44 $15.71

Coverage Cash $3.7 $3.9 $4.1 $4.3 $5.3 $6.3 $7.2 $7.9 Growth Capex (2.0) (2.0) (2.0) (2.0) 0.0 0.0 0.0 0.0 (2.0) (2.0) (2.0) (2.0) Free Cash Flow (Cash Shortfall) $1.7 $1.9 $2.1 $2.3 $3.3 $4.3 $5.2 $5.9 Shortfall Coverage from Debt $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 Shortfall Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0

New Equity Issue Price $9.84 $10.34 $10.91 $11.51 $9.99 $11.96 $13.72 $14.93

New NRGY Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Post-Capital Raise Free Cash Flow $1.7 $1.9 $2.1 $2.3 $3.3 $4.3 $5.2 $5.9

Beginning Total Debt $332.3 $330.6 $328.8 $326.7 ($2.6) $329.7 $326.4 $322.1 $316.9

Debt Drawdown (Paydown) (1.7) (1.9) (2.1) (2.3) (3.3) (4.3) (5.2) (5.9)

Ending Total Debt $330.6 $328.8 $326.7 $324.4 $326.4 $322.1 $316.9 $311.1 Total Debt / Adjusted EBITDA 3.5x 3.2x 3.1x 2.9x 2.5x 2.1x 1.8x 1.7x Total Net Debt / Adjusted EBITDA 3.4x 3.2x 3.0x 2.9x 2.5x 2.1x 1.8x 1.7x

Note: Market data as of 5/1/2013 31

Pro Forma Analysis

GP Transaction & MLP Merger Pro Forma Financials – NRGM

Challenge Case Projections

Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium

($ in millions, except per unit amounts) NRGM Status Quo (Pre-Dropdown) Adjustments NRGM Pro Forma FYE September 30, FYE September 30, FYE September 30,

Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E

EBITDA from Existing Operations $216.5 $231.9 $238.3 $240.5 $216.5 $231.9 $238.3 $240.5 EBITDA from NRGY Dropdown Assets 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 (+) CMLP Adjusted EBITDA 0.0 0.0 0.0 0.0 199.4 239.1 266.7 288.8 199.4 239.1 266.7 288.8 (+) Synergies 0.0 0.0 0.0 0.0 5.0 10.0 15.0 15.0 5.0 10.0 15.0 15.0

Total NRGM Adjusted EBITDA $216.5 $231.9 $238.3 $240.5 $420.9 $481.1 $519.9 $544.3

Interest Expense (Net) ($43.0) ($49.5) ($52.8) ($52.5) ($91.7) ($104.2) ($107.4) ($108.6) Maintenance Capex (7.0) (7.8) (8.0) (8.0) (7.9) (7.6) (8.6) (11.1) (14.9) (15.3) (16.6) (19.1)

Total Distributable Cash Flow (To All) $166.5 $174.7 $177.5 $180.0 $314.4 $361.5 $395.9 $416.6

Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x Distributions Paid to LPs $142.9 $146.8 $148.1 $149.3 $262.4 $286.6 $303.9 $314.3 Distributions Paid to GP 15.7 19.6 20.9 22.2 37.0 57.7 73.2 82.5

Total Distributions Paid $158.6 $166.4 $169.0 $171.4 $299.4 $344.3 $377.1 $396.8

Beginning Common Units 85.903 85.903 85.903 85.903 64.997 150.900 153.724 155.562 156.273 New Units Issued 0.000 0.000 0.000 0.000 2.824 1.838 0.711 0.650 Ending Common Units 85.903 85.903 85.903 85.903 153.724 155.562 156.273 156.923 Average Common Units Outstanding 85.903 85.903 85.903 85.903 152.312 154.643 155.917 156.598

Distributable Cash Flow Per LP Unit $1.76 $1.81 $1.82 $1.84 $1.82 $1.96 $2.07 $2.13

Accretion / (Dilution) (%) 3.7% 8.8% 13.6% 16.1%

Paid Distribution Per LP Unit $1.66 $1.71 $1.72 $1.74 $1.72 $1.85 $1.95 $2.01

Accretion / (Dilution) (%) 3.6% 8.5% 13.1% 15.5% Implied NRGM Unit Price @ 6.6% yield >>> $25.26 $25.94 $26.18 $26.39 Implied NRGM Unit Price @ 7.0% yield >>> $24.61 $26.47 $27.85 $28.67

Coverage Cash $7.9 $8.3 $8.5 $8.6 $15.0 $17.2 $18.9 $19.8 Growth Capex (45.9) (47.0) (2.0) (2.0) (101.1) (62.7) (54.5) (53.3) (147.0) (109.7) (56.5) (55.3) Subordinated Note Issuance 0.0 200.0 0.0 0.0 0.0 0.0 0.0 0.0 Free Cash Flow (Cash Shortfall) ($38.0) $161.4 $6.5 $6.6 ($132.1) ($92.4) ($37.6) ($35.4) Cash (Shortfall) Coverage from Debt $0.0 $0.0 $0.0 $0.0 ($66.0) ($46.2) ($18.8) ($17.7) Cash (Shortfall) Coverage from Equity 0.0 0.0 0.0 0.0 (66.0) (46.2) (18.8) (17.7)

New Equity Issue Price (5.0% Discount) $23.99 $24.65 $24.87 $25.07 $23.38 $25.15 $26.45 $27.24

New Midway Units Issued 0.000 0.000 0.000 0.000 2.824 1.838 0.711 0.650 Post-Capital Raise Free Cash Flow ($38.0) $161.4 $6.5 $6.6 $0.0 $0.0 $0.0 $0.0

Beginning Total Debt $781.4 $819.4 $858.0 $851.6 $883.2 $1,664.6 $1,730.6 $1,776.9 $1,795.7

Debt Drawdown (Paydown) 38.0 38.6 (6.5) (6.6) 66.0 46.2 18.8 17.7

Ending Total Debt $819.4 $858.0 $851.6 $845.0 $1,730.6 $1,776.9 $1,795.7 $1,813.4 Total Debt / Adjusted EBITDA 3.8x 3.7x 3.6x 3.5x 4.1x 3.7x 3.5x 3.3x Total Net Debt / Adjusted EBITDA 3.8x 3.7x 3.6x 3.5x 4.1x 3.7x 3.5x 3.3x

Note: Market data as of 5/1/2013 32

GP Transaction & MLP Merger
Challenge Case Projections

Pro Forma Analysis

Pro Forma Distributions & Value Creation

Unit Spin, NRGY Acquires CMLP's GP & IDRs & NRGM Acquires CMLP at 5% Premium

NRGY Status Quo

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGY Distribution (Status Quo)	$1.20	$1.27	$1.32	$1.35	$25.14	4.0%
Implied NRGY Unit Price [1]	**$21.43**					
NRGY Unitholder Interest	*1.000*					
Implied Value to NRGY Unitholder	**$21.43**					
Premium to Current NRGY Unit Price	(0.5%)					

Terminal Value Assumption: [3] 5.39% Capitalization Rate

NRGY Pro Forma (Pre-Dropdown)

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGY Distribution (Pre-Dropdown)	$0.57	$0.68	$0.78	$0.85	$15.71	14.3%
Implied NRGY Unit Price [1]	**$13.08**					
NRGY Unitholder Interest	*1.000*					
Implied Value to NRGY Unitholder	**$13.08**					
(+) Pro Rata Share of NRGM Unit Value [2]	$11.05					
Adjusted Value to NRGY Unitholder	**$24.12**					
Premium to Status Quo NRGY Unit Value	12.6%					
Premium to Current NRGY Unit Price [5]	12.0%					

Terminal Value Assumption: [3] 5.39% Capitalization Rate

NRGM Status Quo

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGM Distribution (Status Quo)	$1.66	$1.71	$1.72	$1.74	$26.39	1.5%
Implied NRGM Unit Price [1]	**$23.70**					
NRGM Unitholder Interest	*1.000*					
Implied Value to NRGM Unitholder	**$23.70**					
Premium to Current NRGM Unit Price	(1.2%)					

Terminal Value Assumption: [3] 6.59% Capitalization Rate

NRGM Pro Forma (Pre-Dropdown)

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGM Distribution (Pre-Dropdown)	$1.72	$1.85	$1.95	$2.01	$28.67	5.2%
Implied NRGM Unit Price [1]	**$25.80**					
NRGM Unitholder Interest	*1.000*					
Implied Value to NRGM Unitholder	**$25.80**					
Premium to Status Quo NRGM Unit Value	8.9%					
Premium to Current NRGM Unit Price [5]	7.5%					

Terminal Value Assumption: [4] 7.00% Capitalization Rate

Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.428) of NRGM units distributed to per NRGY unit to legacy NRGY unitholders (see transaction summary for details)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); Market data as of 5/1/2013
(4) Estimated NRGM pro forma distribution yield (post-merger)
(5) Represents premium to 20-day VWAP as of 5/1/2013

Greenhill
33

GP Transaction & MLP Merger
Challenge Case Projections

Pro Forma Analysis

Pro Forma Distributions & Value Creation (cont'd)

Unit Spin, NRGY Acquires CMLP's GP & IDRs & NRGM Acquires CMLP at 5% Premium

CMLP Status Quo

	2014E	2015E	2016E	2017E	Terminal	CAGR
CMLP Distribution (Status Quo)	$2.04	$2.19	$2.36	$2.48	$29.79	6.6%
Implied CMLP Unit Price (1)	**$27.83**					
CMLP Unitholder Interest	*1.000*					
Implied Value to CMLP Unitholder	**$27.83**					
Premium to Current CMLP Unit Price (5)	13.5%					

Terminal Value Assumption: (3)
8.32% Capitalization Rate

CMLP Pro Forma (Pre-Dropdown)

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGM Distribution (Pre-Dropdown)	$1.72	$1.85	$1.95	$2.01	$28.67	5.2%
Implied NRGM Unit Price (1)	**$25.80**					
CMLP Unitholder Interest	*1.073*					
Implied Value to CMLP Unitholder	**$27.69**					
(+) Special Distribution to CMLP Unitholder (2)	$0.41					
Adjusted Value to CMLP Unitholder	**$28.10**					
Premium to Status Quo CMLP Unit Value	1.0%					
Premium to Current CMLP Unit Price (5)	14.6%					

Terminal Value Assumption: (4)
7.00% Capitalization Rate

Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Represents pro rata share of $25 million one-time cash payment from NRGM to CMLP unitholders on record as of the moment immediately before MLP merger (including NRGY)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); Market data as of 5/1/2013
(4) Estimated NRGM pro forma distribution yield (post-merger)
(5) Represents premium to 20-day VWAP as of 5/1/2013

Greenhill
34

GP Transaction & MLP Merger
Challenge Case Projections

Pro Forma Analysis

Pro Forma Sensitivity Analysis

Unit Spin, NRGY Acquires CMLP's GP & IDRs & NRGM Acquires CMLP at 5% Premium

2014E Pro Forma Distribution Accretion

NRGY

NRGY Pro Forma Yield	Projection Scenario: Base Case	Projection Scenario: Challenge Case
4.00%	(1.2%)	1.5%
4.50%	(1.2%)	1.5%
5.00%	(1.2%)	1.5%
5.39%	(1.2%)	1.5%
6.00%	(1.2%)	1.5%
6.50%	(1.2%)	1.5%

NRGM

NRGM Pro Forma Yield	Projection Scenario: Base Case	Projection Scenario: Challenge Case
5.50%	3.2%	3.7%
6.00%	3.1%	3.7%
6.50%	3.1%	3.6%
7.00%	3.0%	3.6%
7.50%	3.0%	3.5%
8.00%	2.9%	3.5%

CMLP

2015E Pro Forma Distribution Accretion

NRGY

NRGY Pro Forma Yield	Projection Scenario: Base Case	Projection Scenario: Challenge Case
4.00%	13.9%	15.7%
4.50%	13.9%	15.7%
5.00%	13.9%	15.7%
5.39%	13.9%	15.7%
6.00%	13.9%	15.7%
6.50%	13.9%	15.7%

NRGM

NRGM Pro Forma Yield	Projection Scenario: Base Case	Projection Scenario: Challenge Case
5.50%	11.4%	8.8%
6.00%	11.3%	8.7%
6.50%	11.1%	8.6%
7.00%	11.0%	8.5%
7.50%	10.8%	8.4%
8.00%	10.6%	8.3%

Value Creation Relative to Status Quo

NRGY

NRGY Pro Forma Yield	Projection Scenario: Base Case	Projection Scenario: Challenge Case
4.00%	31.8%	29.9%
4.50%	23.5%	22.4%
5.00%	16.8%	16.4%
5.39%	12.5%	12.6%
6.00%	6.8%	7.4%
6.50%	2.9%	4.0%

NRGM

NRGM Pro Forma Yield	Projection Scenario: Base Case	Projection Scenario: Challenge Case
5.50%	34.8%	32.1%
6.00%	25.3%	23.1%
6.50%	17.3%	15.4%
7.00%	10.4%	8.9%
7.50%	4.5%	3.2%
8.00%	(0.7%)	(1.7%)

CMLP

NRGM Pro Forma Yield	Projection Scenario: Base Case	Projection Scenario: Challenge Case
5.50%	18.6%	22.1%
6.00%	10.3%	13.9%
6.50%	3.4%	7.0%
7.00%	(2.6%)	1.0%
7.50%	(7.8%)	(4.2%)
8.00%	(12.3%)	(8.7%)

Greenhill
35

Pro Forma Analysis

GP Transaction & MLP Merger Pro Forma Sensitivity Analysis

Challenge Case Projections

Analysis at Various Prices – Challenge Case

NRGY NRGM CMLP

CMLP Purchase Premium CMLP Purchase Premium

0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0%

2014E 4.00% 3.3% 2.9% 2.6% 2.2% 1.9% 1.5% 5.50% 4.9% 4.7% 4.4% 4.2% 3.9% 3.7% Pro Forma Pro 4.50% 3.3% 2.9% 2.6% 2.2% 1.9% 1.5% Pro 6.00% 4.9% 4.6% 4.4% 4.2% 3.9% 3.7%

Distribution

Yield 5.00% 3.3% 2.9% 2.6% 2.2% 1.9% 1.5% Yield 6.50% 4.9% 4.6% 4.4% 4.1% 3.9% 3.6% Accretion 3.3% 2.9% 2.6% 2.2% 1.9% 1.5% 4.8% 4.6% 4.3% 4.1% 3.8% 3.6%

NRGY Forma 5.39% NRGM Forma 7.00%

6.00% 3.3% 2.9% 2.6% 2.2% 1.9% 1.5% 7.50% 4.8% 4.5% 4.3% 4.0% 3.8% 3.5%

6.50% 3.3% 2.9% 2.6% 2.2% 1.9% 1.5% 8.00% 4.7% 4.5% 4.2% 4.0% 3.8% 3.5%

CMLP Purchase Premium CMLP Purchase Premium

0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0%

2015E 4.00% 17.4% 17.0% 16.7% 16.4% 16.0% 15.7% 5.50% 10.2% 9.9% 9.6% 9.4% 9.1% 8.8% Pro Forma Pro 4.50% 17.4% 17.0% 16.7% 16.4% 16.0% 15.7%Pro 6.00% 10.1% 9.8% 9.5% 9.2% 9.0% 8.7%

Distribution

Yield 5.00% 17.4% 17.0% 16.7% 16.4% 16.0% 15.7%Yield 6.50% 9.9% 9.7% 9.4% 9.1% 8.9% 8.6%

Accretion

NRGY Forma 5.39% 17.4% 17.0% 16.7% 16.4% 16.0% 15.7% NRGM Forma 7.00% 9.8% 9.6% 9.3% 9.0% 8.7% 8.5%

6.00% 17.4% 17.0% 16.7% 16.4% 16.0% 15.7% 7.50% 9.7% 9.4% 9.2% 8.9% 8.6% 8.4%

6.50% 17.4% 17.0% 16.7% 16.4% 16.0% 15.7% 8.00% 9.6% 9.3% 9.1% 8.8% 8.5% 8.3%

CMLP Purchase Premium CMLP Purchase Premium CMLP Purchase Premium

0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0%

Value 4.00% 31.5% 31.2% 30.9% 30.5% 30.2% 29.9% 5.50% 33.8% 33.4% 33.1% 32.7% 32.4% 32.1% 5.50% 17.9% 18.7% 19.6% 20.4% 21.3% 22.1% Creation Pro 4.50% 23.9% 23.6% 23.3% 23.0% 22.7% 22.4%Pro 6.00% 24.6% 24.3% 24.0% 23.7% 23.4% 23.1%Pro 6.00% 9.9% 10.7% 11.5% 12.3% 13.1% 13.9%

Relative to

Yield 5.00% 17.9% 17.6% 17.3% 17.0% 16.7% 16.4%Yield 6.50% 16.9% 16.6% 16.3% 16.0% 15.7% 15.4% Yield 6.50% 3.2% 4.0% 4.7% 5.5% 6.2% 7.0%

Status Quo

NRGY Forma 5.39% 14.0% 13.7% 13.4% 13.1% 12.8% 12.6% NRGM Forma 7.00% 10.3% 10.0% 9.7% 9.5% 9.2% 8.9% NRGM Forma 7.00% (2.5%) (1.8%) (1.1%) (0.4%) 0.3% 1.0%

6.00% 8.8% 8.5% 8.2% 8.0% 7.7% 7.4% 7.50% 4.6% 4.3% 4.0% 3.8% 3.5% 3.2% 7.50% (7.5%) (6.9%) (6.2%) (5.5%) (4.9%) (4.2%)

6.50% 5.3% 5.0% 4.7% 4.5% 4.2% 4.0% 8.00% (0.5%) (0.7%) (1.0%) (1.2%) (1.5%) (1.7%) 8.00% (11.9%) (11.3%) (10.6%) (10.0%) (9.4%) (8.7%)

1. Strategic Rationale

2. Exchange Ratio Update

3. Pro Forma Analysis

Appendix

I. Pro Forma Analysis – NRGY Standalone Scenarios A. Base Case

B. Challenge Case

II. Transaction Structure Diagram III. Pro Forma Capital Structure

Appendix

Standalone – Status Quo

Base Case Projections

Status Quo Distributions & Value Creation

NRGY Status Quo

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGY Distribution (Status Quo)	$1.31	$1.45	$1.57	$1.69	$31.42	8.9%
Present Value @ 10% Discount Rate	*$1.25*	*$1.25*	*$1.24*	*$1.21*	*$21.46*	
Implied NRGY Unit Price (1)	**$26.41**					
NRGY Unitholder Interest	*1.000*					
Implied Value to NRGY Unitholder	**$26.41**					
Premium to Current NRGY Unit Price(3)	22.6%					

Terminal Value Assumption:(2)
5.39% Capitalization Rate

NRGM Status Quo

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGM Distribution (Status Quo)	$1.70	$1.76	$1.80	$1.88	$28.52	3.3%
Present Value @ 10% Discount Rate	*$1.62*	*$1.53*	*$1.42*	*$1.35*	*$19.48*	
Implied NRGM Unit Price (1)	**$25.39**					
NRGM Unitholder Interest	*1.000*					
Implied Value to NRGM Unitholder	**$25.39**					
Premium to Current NRGM Unit Price(3)	5.8%					

Terminal Value Assumption:(2)
6.59% Capitalization Rate

CMLP Status Quo

	2014E	2015E	2016E	2017E	Terminal	CAGR
CMLP Distribution (Status Quo)	$2.13	$2.38	$2.61	$2.82	$33.89	9.9%
Present Value @ 10% Discount Rate	*$2.03*	*$2.06*	*$2.06*	*$2.02*	*$23.15*	
Implied CMLP Unit Price (1)	**$31.32**					
CMLP Unitholder Interest	*1.000*					
Implied Value to CMLP Unitholder	**$31.32**					
Premium to Current CMLP Unit Price(3)	27.7%					

Terminal Value Assumption:(2)
8.32% Capitalization Rate

Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); market data as of 5/1/2013
(3) Represents premium to 20-day VWAP as of 5/1/2013

Greenhill

38

Standalone – Unit Spin Only

Base Case Projections

Appendix

Scenario Overview

NRGY Distributes NRGM Units to NRGY Unitholders (Targeting 15% Pro Forma Interest)

($ in millions except per unit amounts)

NRGY Distributes a Portion of its NRGM LP Interest Pro Rata to NRGY Unitholders

Pro Forma Partnership Structure


Inergy Holdings GP ("IHGP")
NRGY Public Unitholders
GP Control
100% LP Interest
NRGY
100% Interest
Remaining Operating Assets
NRGM Public Unitholders
65.7% LP Interest, GP Control + IDRs
34.3% LP Interest
NRGM
Inergy Holdings GP ("IHGP")
NRGY Public Unitholders
GP Control
100% LP Interest
NRGY
100% Interest
Remaining Operating Assets
50.7% LP Interest
NRGM Public Unitholders
15.0% LP Interest, GP Control + IDRs
34.3% LP Interest
NRGM

NRGY Distributes NRGM Units to Unitholders	
Beginning NRGM Units Owned by NRGY	56.399
(-) NRGM Units Retained by NRGY	(12.885)
NRGM Units Distributed to Unitholders	43.513
Current NRGM Unit Price[1]	$23.99
Market Value of NRGM Units Distributed	$1,044.1
NRGY Current Units Outstanding	131.750
NRGY Current Unit Price[1]	$21.54
NRGY Current Market Capitalization	$2,838.0
(-) Market Value of Units Distributed	(1,044.1)
NRGY Pro Forma Market Capitalization	$1,793.9
Implied Pro Forma NRGY Unit Price	*$13.62*
Pro Forma NRGY 2014E Distribution	$0.80
Implied Pro Forma NRGY Yield	*5.9%*
NRGM Units Distributed to Unitholders	43.513
NRGY Units Outstanding	131.750
NRGM Units Distributed / NRGY Unit Owned	**0.330**

Pro Forma Ownership	
Beginning NRGM Units Owned by NRGY	56.399
(-) NRGM Units Distributed to Unitholders	(43.513)
Pro Forma NRGM Units Owned by NRGY	12.885
NRGM Units Outstanding	85.903
NRGY Pro Forma Interest in NRGM	*15.0%*
NRGM Units Issued to NRGY Unitholders	43.513
NRGM Units Outstanding	85.903
NRGY Unitholder Pro Forma Interest in NRGM	*50.7%*

Note: Market data as of 5/1/2013

(1) Based on 20-day VWAP as of 5/1/2013

Greenhill

39

Appendix

Standalone – Unit Spin Only

Base Case Projections

Pro Forma Financials – NRGY

NRGY Distributes NRGM Units to NRGY Unitholders (Targeting 15% Pro Forma Interest)

($ in millions, except per unit amounts)	NRGY Status Quo				Adjustments				NRGY Pro Forma (Post-Spin)			
	FYE September 30,				FYE September 30,				FYE September 30,			
Adjusted EBITDA Breakdown:	2014E	2015E	2016E	2017E	2014E	2015E	2016E	2017E	2014E	2015E	2016E	2017E
EBITDA from Operating Assets	$87.9	$102.4	$113.2	$116.5					$87.9	$102.4	$113.2	$116.5
Distributions from NRGM LP Interest	96.0	99.3	101.4	105.9	(74.1)	(76.6)	(78.3)	(81.7)	21.9	22.7	23.2	24.2
Distributions from NRGM GP Interest	19.1	24.1	28.3	36.5	0.0	0.0	(0.0)	(0.0)	19.1	24.1	28.3	36.5
Other	0.2	0.2	0.2	0.2	0.0	0.0	0.0	0.0	0.2	0.2	0.2	0.2
Total Adjusted EBITDA	**$203.3**	**$226.1**	**$243.1**	**$259.2**					**$129.2**	**$149.5**	**$164.8**	**$177.5**
Interest Expense (Net)	($14.1)	($17.2)	($18.5)	($18.0)					($14.3)	($17.8)	($19.5)	($19.2)
Maintenance Capex	(4.0)	(4.0)	(4.0)	(4.0)	0.0	0.0	0.0	0.0	(4.0)	(4.0)	(4.0)	(4.0)
Total Distributable Cash Flow	**$185.2**	**$204.9**	**$220.6**	**$237.2**					**$111.0**	**$127.8**	**$141.4**	**$154.3**
Distribution Coverage Ratio	1.07x	1.07x	1.07x	1.06x					1.05x	1.05x	1.05x	1.05x
Total Distributions Paid to LPs	**$172.8**	**$190.6**	**$206.5**	**$222.9**					**$105.7**	**$121.7**	**$134.7**	**$146.9**
Beginning Common Units	131.750	131.750	131.750	131.750					131.750	131.750	131.750	131.750
New Units Issued	0.000	0.000	0.000	0.000					0.000	0.000	0.000	0.000
Ending Common Units	131.750	131.750	131.750	131.750					131.750	131.750	131.750	131.750
Average Common Units Outstanding	131.750	131.750	131.750	131.750					131.750	131.750	131.750	131.750
Distributable Cash Flow Per LP Unit	**$1.41**	**$1.56**	**$1.67**	**$1.80**					**$0.84**	**$0.97**	**$1.07**	**$1.17**
Accretion / (Dilution) (%)									*(40.1%)*	*(37.7%)*	*(35.9%)*	*(35.0%)*
Paid Distribution Per LP Unit	**$1.31**	**$1.45**	**$1.57**	**$1.69**					**$0.80**	**$0.92**	**$1.02**	**$1.12**
Accretion / (Dilution) (%)									*(38.8%)*	*(36.2%)*	*(34.8%)*	*(34.1%)*
Implied NRGY Unit Price @ 5.4% yield >>>	*$24.35*	*$26.87*	*$29.11*	*$31.42*	*Implied NRGY Unit Price @ 5.4% yield >>>*				*$14.90*	*$17.15*	*$18.98*	*$20.71*
Coverage Cash	$12.4	$14.3	$14.1	$14.3					$5.3	$6.1	$6.7	$7.3
Growth Capex	(8.1)	(44.6)	(2.0)	(2.0)	0.0	0.0	0.0	0.0	(8.1)	(44.6)	(2.0)	(2.0)
Free Cash Flow (Cash Shortfall)	$4.3	($30.3)	$12.1	$12.3					($2.8)	($38.5)	$4.7	$5.3
Shortfall Coverage from Debt	$0.0	($30.3)	$0.0	$0.0					($2.8)	($38.5)	$0.0	$0.0
Shortfall Coverage from Equity	0.0	0.0	0.0	0.0					0.0	0.0	0.0	0.0
New Equity Issue Price	*$23.14*	*$25.53*	*$27.65*	*$29.85*					*$14.15*	*$16.29*	*$18.03*	*$19.67*
New Intrepid Units Issued	0.000	0.000	0.000	0.000					0.000	0.000	0.000	0.000
Post-Capital Raise Free Cash Flow	$4.3	$0.0	$12.1	$12.3					$0.0	$0.0	$4.7	$5.3
Beginning Total Debt	**$331.2**	**$326.9**	**$357.2**	**$345.1**	**$0.0**				**$331.2**	**$334.0**	**$372.5**	**$367.8**
Debt Drawdown (Paydown)	(4.3)	30.3	(12.1)	(12.3)					2.8	38.5	(4.7)	(5.3)
Ending Total Debt	**$326.9**	**$357.2**	**$345.1**	**$332.8**					**$334.0**	**$372.5**	**$367.8**	**$362.4**
Total Debt / Adjusted EBITDA	**1.6x**	**1.6x**	**1.4x**	**1.3x**					**2.6x**	**2.5x**	**2.2x**	**2.0x**
Total Net Debt / Adjusted EBITDA	**1.6x**	**1.6x**	**1.4x**	**1.3x**					**2.6x**	**2.5x**	**2.2x**	**2.0x**

Note: Market data as of 5/1/2013

Greenhill

40

Appendix

Standalone – Unit Spin Only

Base Case Projections

Pro Forma Distributions & Value Creation

NRGY Distributes NRGM Units to NRGY Unitholders (Targeting 15% Pro Forma Interest)

		2014E	2015E	2016E	2017E	Terminal	CAGR
NRGY Status Quo	NRGY Distribution (Status Quo)	$1.31	$1.45	$1.57	$1.69	$31.42	8.9%
	Implied NRGY Unit Price (1)	**$26.41**		***Terminal Value Assumption:*** (3)			
	NRGY Unitholder Interest	*1.000*		5.39% Capitalization Rate			
	Implied Value to NRGY Unitholder	**$26.41**					
	Premium to Current NRGY Unit Price (4)	22.6%					
NRGY Pro Forma (Post-Spin)	NRGY Distribution (Unit Spin Only)	$0.80	$0.92	$1.02	$1.12	$20.71	11.6%
	Implied NRGY Unit Price (1)	**$17.31**		***Terminal Value Assumption:*** (3)			
	NRGY Unitholder Interest	*1.000*		5.39% Capitalization Rate			
	Implied Value to NRGY Unitholder	**$17.31**					
	(+) Pro Rata Share of NRGM Unit Value (2)	$8.39					
	Adjusted Value to NRGY Unitholder	**$25.70**					
	Premium to Status Quo NRGY Unit Value	(2.7%)					
	Premium to Current NRGY Unit Price (4)	19.3%					

NRGY Value Creation (Relative to Status Quo)

NRGY Pro Forma Yield	NRGM LP Interest Retained by NRGY: 0.0%	10.0%	15.0%	20.0%	30.0%
4.00%	11.8%	14.5%	15.8%	17.2%	19.9%
4.50%	5.0%	6.9%	7.8%	8.8%	10.7%
5.00%	(0.4%)	0.8%	1.4%	2.0%	3.2%
5.39%	(3.9%)	(3.1%)	(2.7%)	(2.3%)	(1.5%)
6.00%	(8.5%)	(8.3%)	(8.2%)	(8.1%)	(7.9%)
6.50%	(11.6%)	(11.8%)	(11.9%)	(12.0%)	(12.2%)

Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.330) of NRGM units distributed to per NRGY unit to legacy NRGY unitholders (see preceding Scenario Overview page for details)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); market data as of 5/1/2013
(4) Represents premium to 20-day VWAP as of 5/1/2013

Greenhill

41

1. Strategic Rationale

2. Exchange Ratio Update

3. Pro Forma Analysis

Appendix

I. Pro Forma Analysis – NRGY Standalone Scenarios

A. Base Case

B. Challenge Case

II. Transaction Structure Diagram III. Pro Forma Capital Structure

Appendix

Standalone – Status Quo

Challenge Case Projections

Status Quo Distributions & Value Creation

NRGY Status Quo

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGY Distribution (Status Quo)	$1.20	$1.27	$1.32	$1.35	$25.14	4.0%
Present Value @ 10% Discount Rate	*$1.15*	*$1.10*	*$1.04*	*$0.97*	*$17.17*	
Implied NRGY Unit Price (1)	**$21.43**					
NRGY Unitholder Interest	*1.000*					
Implied Value to NRGY Unitholder	**$21.43**					
Premium to Current NRGY Unit Price (3)	(0.5%)					

Terminal Value Assumption: (2)
5.39% Capitalization Rate

NRGM Status Quo

	2014E	2015E	2016E	2017E	Terminal	CAGR
NRGM Distribution (Status Quo)	$1.66	$1.71	$1.72	$1.74	$26.39	1.5%
Present Value @ 10% Discount Rate	*$1.59*	*$1.48*	*$1.36*	*$1.24*	*$18.03*	
Implied NRGM Unit Price (1)	**$23.70**					
NRGM Unitholder Interest	*1.000*					
Implied Value to NRGM Unitholder	**$23.70**					
Premium to Current NRGM Unit Price (3)	(1.2%)					

Terminal Value Assumption: (2)
6.59% Capitalization Rate

CMLP Status Quo

	2014E	2015E	2016E	2017E	Terminal	CAGR
CMLP Distribution (Status Quo)	$2.04	$2.19	$2.36	$2.48	$29.79	6.6%
Present Value @ 10% Discount Rate	*$1.95*	*$1.90*	*$1.86*	*$1.78*	*$20.35*	
Implied CMLP Unit Price (1)	**$27.83**					
CMLP Unitholder Interest	*1.000*					
Implied Value to CMLP Unitholder	**$27.83**					
Premium to Current CMLP Unit Price (3)	13.5%					

Terminal Value Assumption: (2)
8.32% Capitalization Rate

Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); market data as of 5/1/2013
(3) Represents premium to 20-day VWAP as of 5/1/2013

Greenhill

43

Appendix

Standalone – Unit Spin Only

Challenge Case Projections

Scenario Overview

NRGY Distributes NRGM Units to NRGY Unitholders (Targeting 15% Pro Forma Interest)

($ in millions except per unit amounts)

NRGY Distributes a Portion of its NRGM LP Interest Pro Rata to NRGY Unitholders


Inergy Holdings GP ("IHGP")
NRGY Public Unitholders
GP Control
100% LP Interest
NRGY
100% Interest
Remaining Operating Assets
NRGM Public Unitholders
65.7% LP Interest, GP Control + IDRs
34.3% LP Interest
NRGM

Pro Forma Partnership Structure


Inergy Holdings GP ("IHGP")
NRGY Public Unitholders
GP Control
100% LP Interest
NRGY
100% Interest
Remaining Operating Assets
50.7% LP Interest
NRGM Public Unitholders
15.0% LP Interest, GP Control + IDRs
34.3% LP Interest
NRGM

NRGY Distributes NRGM Units to Unitholders	
Beginning NRGM Units Owned by NRGY	56.399
(-) NRGM Units Retained by NRGY	(12.885)
NRGM Units Distributed to Unitholders	43.513
Current NRGM Unit Price[1]	$23.99
Market Value of NRGM Units Distributed	$1,044.1
NRGY Current Units Outstanding	131.750
NRGY Current Unit Price[1]	$21.54
NRGY Current Market Capitalization	$2,838.0
(-) Market Value of Units Distributed	(1,044.1)
NRGY Pro Forma Market Capitalization	$1,793.9
Implied Pro Forma NRGY Unit Price	*$13.62*
Pro Forma NRGY 2014E Distribution	$0.71
Implied Pro Forma NRGY Yield	*5.2%*
NRGM Units Distributed to Unitholders	43.513
NRGY Units Outstanding	131.750
NRGM Units Distributed / NRGY Unit Owned	**0.330**

Pro Forma Ownership	
Beginning NRGM Units Owned by NRGY	56.399
(-) NRGM Units Distributed to Unitholders	(43.513)
Pro Forma NRGM Units Owned by NRGY	12.885
NRGM Units Outstanding	85.903
NRGY Pro Forma Interest in NRGM	*15.0%*
NRGM Units Issued to NRGY Unitholders	43.513
NRGM Units Outstanding	85.903
NRGY Unitholder Pro Forma Interest in NRGM	*50.7%*

Note: Market data as of 5/1/2013
(1) Based on 20-day VWAP as of 5/1/2013

Greenhill

44

Appendix

Standalone – Unit Spin Only Pro Forma Financials – NRGY

Challenge Case Projections

NRGY Distributes NRGM Units to NRGY Unitholders (Targeting 15% Pro Forma Interest)

($ in millions, except per unit amounts) NRGY Status Quo Adjustments NRGY Pro Forma (Post-Spin) FYE September 30, FYE September 30, FYE September 30, Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E

EBITDA from Operating Assets $79.5 $82.6 $85.7 $89.0 $79.5 $82.6 $85.7 $89.0 Distributions from NRGM LP Interest 93.8 96.3 97.2 98.0 (72.4) (74.3) (75.0) (75.6) 21.4 22.0 22.2 22.4 Distributions from NRGM GP Interest 15.7 19.6 20.9 22.2 0.0 0.0 0.0 0.0 15.7 19.6 20.9 22.2 Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2

Total Adjusted EBITDA $189.3 $198.8 $204.1 $209.5 $116.9 $124.5 $129.1 $133.8

Interest Expense (Net) ($14.2) ($16.9) ($16.5) ($16.1) ($14.3) ($17.4) ($17.2) ($17.1) Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)

Total Distributable Cash Flow $171.1 $178.0 $183.6 $189.4 $98.6 $103.1 $107.9 $112.8

Distribution Coverage Ratio 1.08x 1.07x 1.05x 1.06x 1.05x 1.05x 1.05x 1.05x

Total Distributions Paid to LPs $158.6 $167.1 $174.4 $178.4 $93.9 $98.2 $102.7 $107.4

Beginning Common Units 131.750 131.750 131.750 131.750 131.750 131.750 131.750 131.750 New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Ending Common Units 131.750 131.750 131.750 131.750 131.750 131.750 131.750 131.750 Average Common Units Outstanding 131.750 131.750 131.750 131.750 131.750 131.750 131.750 131.750

Distributable Cash Flow Per LP Unit $1.30 $1.35 $1.39 $1.44 $0.75 $0.78 $0.82 $0.86

Accretion / (Dilution) (%) (42.4%) (42.0%) (41.3%) (40.4%)

Paid Distribution Per LP Unit $1.20 $1.27 $1.32 $1.35 $0.71 $0.75 $0.78 $0.82

Accretion / (Dilution) (%) (40.8%) (41.2%) (41.1%) (39.8%) Implied NRGY Unit Price @ 5.4% yield >>> $22.36 $23.55 $24.58 $25.14 Implied NRGY Unit Price @ 5.4% yield >>> $13.24 $13.85 $14.48 $15.14

Coverage Cash $12.5 $10.9 $9.2 $11.0 $4.7 $4.9 $5.1 $5.4 Growth Capex (2.0) (2.0) (2.0) (2.0) 0.0 0.0 0.0 0.0 (2.0) (2.0) (2.0) (2.0) Free Cash Flow (Cash Shortfall) $10.5 $8.9 $7.2 $9.0 $2.7 $2.9 $3.1 $3.4 Shortfall Coverage from Debt $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 Shortfall Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0

New Equity Issue Price $21.24 $22.37 $23.36 $23.88 $12.57 $13.15 $13.76 $14.38

New Intrepid Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 Post-Capital Raise Free Cash Flow $10.5 $8.9 $7.2 $9.0 $2.7 $2.9 $3.1 $3.4

Beginning Total Debt $332.3 $321.8 $312.9 $305.7 $0.0 $332.3 $329.6 $326.7 $323.6

Debt Drawdown (Paydown) (10.5) (8.9) (7.2) (9.0) (2.7) (2.9) (3.1) (3.4)

Ending Total Debt $321.8 $312.9 $305.7 $296.7 $329.6 $326.7 $323.6 $320.2 Total Debt / Adjusted EBITDA 1.7x 1.6x 1.5x 1.4x 2.8x 2.6x 2.5x 2.4x Total Net Debt / Adjusted EBITDA 1.7x 1.6x 1.5x 1.4x 2.8x 2.6x 2.5x 2.4x

Note: Market data as of 5/1/2013 45

Appendix

Standalone – Unit Spin Only

Challenge Case Projections

Pro Forma Distributions & Value Creation

NRGY Distributes NRGM Units to NRGY Unitholders (Targeting 15% Pro Forma Interest)

		2014E	2015E	2016E	2017E	Terminal	CAGR
NRGY Status Quo	NRGY Distribution (Status Quo)	$1.20	$1.27	$1.32	$1.35	$25.14	4.0%
	Implied NRGY Unit Price (1)	**$21.43**			***Terminal Value Assumption:*** (3)		
	NRGY Unitholder Interest	*1.000*			5.39% Capitalization Rate		
	Implied Value to NRGY Unitholder	**$21.43**					
	Premium to Current NRGY Unit Price (4)	(0.5%)					
NRGY Pro Forma (Post-Spin)	NRGY Distribution (Unit Spin Only)	$0.71	$0.75	$0.78	$0.82	$15.14	4.6%
	Implied NRGY Unit Price (1)	**$12.87**			***Terminal Value Assumption:*** (3)		
	NRGY Unitholder Interest	*1.000*			5.39% Capitalization Rate		
	Implied Value to NRGY Unitholder	**$12.87**					
	(+) Pro Rata Share of NRGM Unit Value (2)	$7.83					
	Adjusted Value to NRGY Unitholder	**$20.69**					
	Premium to Status Quo NRGY Unit Value	(3.4%)					
	Premium to Current NRGY Unit Price (4)	(3.9%)					

NRGY Value Creation (Relative to Status Quo)

NRGY Pro Forma Yield	NRGM LP Interest Retained by NRGY: 0.0%	10.0%	15.0%	20.0%	30.0%
4.00%	8.6%	11.7%	13.3%	14.8%	17.9%
4.50%	2.8%	5.0%	6.0%	7.1%	9.3%
5.00%	(1.8%)	(0.4%)	0.3%	1.0%	2.3%
5.39%	(4.8%)	(3.9%)	(3.4%)	(3.0%)	(2.1%)
6.00%	(8.7%)	(8.5%)	(8.4%)	(8.3%)	(8.1%)
6.50%	(11.4%)	(11.6%)	(11.7%)	(11.8%)	(12.1%)

Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.330) of NRGM units distributed to per NRGY unit to legacy NRGY unitholders (see preceding Scenario Overview page for details)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); market data as of 5/1/2013
(4) Represents premium to 20-day VWAP as of 5/1/2013

Greenhill

46

1. Strategic Rationale

2. Exchange Ratio Update

3. Pro Forma Analysis

Appendix

I. Pro Forma Analysis – NRGY Standalone Scenarios

II. Transaction Structure Diagram

III. Pro Forma Capital Structure

Appendix

Transaction Structure Diagram

Illustrative Transaction Steps(1)(2)

1	2

Crestwood Holdings Acquires Inergy Holdings NRGY Distributes 100% of its NRGM LP Ownership Interest GP from Inergy Holdings GP Stakeholders for Cash Pro Rata to Existing NRGY Unitholders

Inergy Crestwood Holdings GP Holdings LLC

Crestwood Holdings Acquires Inergy Holdings

GP Control

GP from IHGP Stakeholders for Cash

NRGY

100% Interest

CMLP Public LP Interest, Remaining Unitholders GP Control

+ IDRs Operating Assets

LP Interest, LP Interest GP Control + IDRs

NRGM CMLP

Crestwood

NRGY Public

Unitholders Holdings LLC

GP Control NRGY Distributes 100% of LP Interest its NRGM LP Ownership Interest Pro Rata to NRGY Existing NRGY Unitholders

LP Interest, 100% Interest GP Control

+ IDRs

Remaining CMLP Public Operating Assets Unitholders

LP Interest, LP Interest GP Control

+ IDRs

NRGM CMLP

Notes:

(1)	Steps 1-3 are assumed to occur simultaneously

(2) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings) 48 Source: Company filings, Investor presentations

Appendix

Transaction Structure Diagram (cont’d)

Illustrative Transaction Steps(1)(2)

3	4

NRGY Acquires CMLP General Partner, IDRs, and Some NRGM Acquires CMLP from Crestwood Holdings and Portion of Crestwood Holdings’ Interest in CMLP (or Pro Forma Public Unitholders in a Unit-for-Unit Exchange Plus a NRGM Units)(3) in Exchange for NRGY Units (Debt Free) One-Time Cash Payment

NRGY Acquires CMLP General Partner, IDRs, and Some Portion of Crestwood Holdings’ Interest in CMLP (or Pro Forma NRGM Units)(4) in Exchange for NRGY Units (Debt Free) Crestwood Holdings LLC

GP Control

NRGY

100% Interest

CMLP Public LP Interest, Remaining Unitholders GP Control

+ IDRs Operating Assets

GP Control LP Interest

+ IDRs

NRGM CMLP

NRGM Acquires CMLP from

Crestwood Holdings and Crestwood Public Unitholders in a Unit-for- Holdings LLC

Unit Exchange Plus a LP Interest One-Time Cash Payment + GP Control

NRGY

100% Interest

CMLP Public Remaining Unitholders GP Control Operating Assets

+ IDRs

LP Interest

LP Interest LP Interest, GP Control

+ IDRs

NRGM CMLP

Notes:

(1)	Steps 1-3 are assumed to occur simultaneously

(2) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings)

(3) Determination of units to be made at Crestwood’s discretion; pricing to be determined at time of transaction 49 Source: Company filings, Investor presentations

Appendix

Transaction Structure Diagram (cont’d)

Illustrative Transaction Steps(1)(2)

Pro Forma Partnership Organizational Structure

NRGY Public Crestwood Holdings LLC

Unitholders

LP Interest

+ GP Control LP Interest

NRGY

100% Interest

Remaining Operating Assets

GP Control

+ IDRs

NRGM Public Unitholders

LP Interest

NRGM

100% Interest

Former CMLP Operating Assets

Notes:

(1)	Steps 1-3 are assumed to occur simultaneously

(2) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings) 50 Source: Company filings, Investor presentations

1. Strategic Rationale

2. Exchange Ratio Update

3. Pro Forma Analysis

Appendix

I. Pro Forma Analysis – NRGY Standalone Scenarios II. Transaction Structure Diagram

III. Pro Forma Capital Structure

Appendix

Pro Forma Capital Structure(1)

21.6mm NRGM Units

Crestwood Holdings

$63mm PF Distributions

5.5x PF Leverage

4.7x PF System Leverage

53.8mm NRGY Units

Inergy, L.P. (NRGY)

$127mm PF 2013E EBITDA

2.8x PF Leverage

3.9x PF System Leverage

6.8mm NRGM Units

Inergy Midstream (NRGM)

$373mm PF 2013E EBITDA

3.9x PF Leverage

$350mm Term Loan

$200mm Revolver;

$14.4mm drawn at close $325mm Term Loan $14.4mm other

$1,000mm Revolver; $586.0mm drawn at close $350mm 7.75% Sr. Notes due 2019 $500mm 6.00% Sr. Notes due 2020

Existing $550mm revolver would be replaced with $200mm revolver and $325mm term loan Tres Palacios and Inergy Service assets and operations will remain at NRGY

Revolver would be amended / upsized Between T+0-30, C-o-C amendment sought; between T+30-90, upsize syndicated C-o-C in the existing bonds would be triggered if (i) 50%+ beneficial ownership change of OpCo or the GP level and (ii) a ratings downgrade within 90 days $500mm bridge would be in place to backstop a potential (though unlikely) change of control of NRGM’s bonds

Notes: Market data as of 5/1/2013

(1) Pro forma financial information and credit statistics as presented in draft Citi Ratings Agency presentation (4/30/2013) 52 Source: Capital IQ, FactSet